Heritage Series Trust

The Intelligent Creation of Wealth

Semiannual Report

(Unaudited) and Investment Performance Review for the Six-Month Period Ended April 30, 2002

Heritage
FAMILY OF FUNDS™

Heritage Series Trust
Semiannual Report
Table of Contents

President’s Letter	1

Portfolio Commentary and Investment Portfolio:
Aggressive Growth Fund
Portfolio Management Letter	2
Investment Portfolio	3

Eagle International Equity Portfolio
Investment Commentary	5
Investment Portfolio	7

Growth Equity Fund
Portfolio Management Letter	9
Investment Portfolio	11

Mid Cap Stock Fund
Portfolio Management Letter	13
Investment Portfolio	15

Small Cap Stock Fund
Portfolio Management Letters	17
Investment Portfolio	20

Technology Fund
Portfolio Management Letter	23
Investment Portfolio	26

Value Equity Fund
Portfolio Management Letter	28
Investment Portfolio	30

Statements of Assets and Liabilities	32

Statements of Operations	34

Statements of Changes in Net Assets	35

Financial Highlights	39

Notes to Financial Statements	47

May 15, 2002
Dear Valued Shareholders,

Despite glimmers of economic recovery, the financial markets continue to experience volatility. Questionable accounting practices, political uneasiness around the world, and uneven corporate earnings reports have combined to create an uncertain climate for investors. The investment experience and risk-conscious approach Heritage fund managers provide is as important now as it has ever been.

In the following pages, you will find the semiannual report for the seven portfolios (the “Funds”) of the Heritage Series Trust for the six-month period ended April 30, 2002. The investment and financial information for each Fund is provided in this report. Because many of you have investments in more than one Fund in our Series Trust, this combined report allows us to provide you with the relevant information for each of your Funds in one easy-reference format.

Individual portfolio manager commentaries for each of the seven Funds of the Heritage Series Trust follow. These detailed commentaries provide information about the individual performance of these Funds, summaries of market events, and mentions of specific sectors and/or holdings that may have significantly impacted Fund performance during this semi-annual reporting period. We hope that you will find the portfolio managers’ reviews and outlooks helpful.

For the six-month period ended April 30, 2002, performance* for the Class A Shares of each Fund was as follows: Aggressive Growth Fund +27.43%; Eagle International Equity Portfolio +1.17%; Growth Equity Fund +0.07%; Mid Cap Stock Fund +20.59%; Small Cap Stock Fund +26.72%; Technology Fund -0.75%; and Value Equity Fund +5.49%. Portfolios with a concentration in small- and mid-cap stocks benefited during this period. Accordingly, the Heritage small- and mid-cap stocks benefited during this period.

The chart below shows the Funds’ Class A shares performance** and reflects the current maximum front-end sales load for the 1-, 3-, 5-year periods and life of each Fund through the periods ended April 30, 2002.

	Heritage Series Trust
	Average Annual Return (Periods ended 4/30/02)
Class A Shares	One Yr.	Three Yr.	Five Yr.	Since Inception**
Aggressive Growth	+5.83%	+14.46%	—	+19.86%
Eagle International Equity Portfolio	-23.50%	-10.78%	-1.60%	+0.55%
Growth Equity Fund	-20.88%	-0.33%	+12.68%	+15.44%
Mid Cap Stock Fund	+17.36%	+24.19%	—	+17.00%
Small Cap Stock Fund	+12.03%	+10.57%	+8.24%	+12.77%
Technology Fund	-33.15%	—	—	-26.23%
Value Equity Fund	-17.29%	-3.54%	+2.48%	+8.91%

On behalf of Heritage, I thank you for your continuing support of the Heritage Family of Funds and for your investment in the Heritage Series Trust. Please call your financial advisor or Heritage at (800) 421-4184 if you have any questions.

Sincerely,
Richard K. Riess
President

Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

*	These returns are calculated without the imposition of front-end or contingent deferred sales charges.
**
Performance numbers reflect the current maximum front-end sales charges for Class A Shares of 4.75%. Total returns are annualized and include the effect of reinvesting dividends. The inception dates for the Funds’ Class A Shares are as follows: Aggressive Growth Fund, 08/20/98; Eagle International Equity Portfolio, 12/27/95; Growth Equity Fund, 11/16/95; Mid Cap Stock Fund, 11/06/97; Small Cap Stock Fund, 05/07/93; Technology Fund, 11/18/99; Value Equity Fund, 12/30/94.

May 15, 2002

Dear Fellow Shareholders:

For the six-month period ended April 30, 2002, the Heritage Series Trust—Aggressive Growth Fund* (the “Fund”) Class A Shares rose 27.43%**, dramatically outperforming the Russell 2000 Growth Index(1), which was up 10.40% for the period.

Growth stocks started the period strong, outperforming in November and December of 2001, but fell behind in 2002. For the six-month period ended April 30, 2002, the Russell 2000 Value Index(1) was up 29.03%, while the Russell 2000 Growth Index(1) was up 10.40%. Concerns with the valuations of technology stocks and continued weakness in technology capital equipment spending have kept growth stocks from mounting a sustainable rally.

Our performance was driven by Consumer Discretionary, Health Care and Technology stocks. Our best performer over the past six months was Multimedia Games, currently the largest holding in the Fund. The company continues to roll out new themed Class II interactive bingo games, and demand has been extremely strong. In addition, the company’s most recent quarterly earnings were up 700% from the same period a year earlier. Other gaming equipment supplier holdings, including Shuffle Master and Alliance Gaming, were very strong as the companies continue to deliver strong results. Another strong performer was Cendant, a leading provider of consumer and business services, particularly travel services. The stock was severely punished following September 11th as investors expected leisure-related companies to suffer from a dramatic drop in travel. However, fears proved to be exaggerated as leisure travel has held up better than expected, and the company recently announced that expected results would likely be better than originally anticipated.

Our worst performer was Enterasys Networks, which was down on the heels of an SEC investigation and concerns of accounting issues. We sold the stock. Another laggard was Abgenix, a leading biopharmaceutical firm. The firm’s drug for treatment of rheumatoid arthritis failed to prove effective in mid-stage clinical trials. While Abgenix plans to launch human clinical trials of two more therapies this year, a rebound in the stock is likely a year or more away. We chose to sell the position and move on to other ideas.

We remain overweighted in the Consumer Discretionary sector due to our previously mentioned exposure to gaming equipment suppliers. We are looking to use the current weakness in Technology stocks to increase our exposure to the sector, as we are currently slightly underweighted in tech stocks relative to the Russell Midcap Growth Index. Benefiting from an improving economy and increased Information Technology spending expected in the second half of the year, growth stocks should start to outperform value stocks.

As always, we will continue to do our best for Heritage shareholders.

Sincerely,
Bert Boksen
Managing Director
Eagle Asset Management, Inc.
Portfolio Manager, Aggressive Growth Fund

(1)	Please refer to the inside back cover for index description.
*
Designed for the investor seeking above-average growth opportunities, who possesses a long time horizon and has the ability to assume higher risk with the potential for higher rewards. The fund invests primarily in the stocks of companies that the portfolio manager believes have significant growth potential.

**
Calculated without the imposition of front-end sales charges. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Heritage Series Trust—Aggressive Growth Fund
Investment Portfolio
April 30, 2002
(unaudited)

Shares		Market Value
Common Stocks—87.1% (a)

Aerospace/Defense—0.8%
43,000	Allied Research Corporation*	$993,300

Airlines—0.3%
23,000	ExpressJet Holdings Inc.*	330,050

Apparel—1.4%
30,000	Coach, Inc.*	1,680,000

Broadcasting—1.4%
60,000	Emmis Communications, Class “A”*	1,744,200

Chemicals—0.5%
10,000	OM Group, Inc.	667,500

Commercial Services—1.1%

25,000	Moody's Corporation	1,089,500
277,000	ProSoft I-Net Solutions, Inc.*	216,060

		1,305,560

Computers—6.5%

35,000	DST Systems Inc.*	1,729,700
40,000	Lexmark International Group, Inc., Class “A”*	2,391,200
111,700	The Bisys Group, Inc.*	3,820,140

		7,941,040

Electrical Components & Equipment—1.2%
175,000	Power-One, Inc.*	1,463,000

Electronics—8.4%

115,000	Coherent, Inc.*	3,519,000
60,000	Flextronics International Ltd.*	831,000
70,000	Gentex Corporation*	2,216,200
61,700	Rockford Corporation*	616,383
140,000	Vishay Intertechnology, Inc.*	3,078,600

		10,261,183

Entertainment—8.4%

260,000	Alliance Gaming Corporation*	3,868,800
80,000	International Game Technology	5,036,000
245,000	Lions Gate Entertainment Corporation*	563,500
84,800	Scientific Games Corporation*	845,456

		10,313,756

Gas—1.5%
70,000	NUI Corporation	1,876,000

Shares		Market Value
Common Stocks (continued)

Healthcare Products—8.4%
45,000	American Medical Systems Holdings, Inc.*	1,034,100
40,000	Baxter International, Inc.	2,276,000
75,000	Dentsply International Inc.	2,975,250
140,000	Lumenis Ltd.*	1,194,200
60,000	Patterson Dental Company*	2,766,000

		10,245,550

Healthcare Services—2.6%
100,000	Lincare Holdings, Inc.*	3,148,000

Home Builders—1.6%
30,000	Lennar Corporation	1,666,200
11,000	WCI Communities Inc.*	316,030

		1,982,230

Home Furnishings—1.2%
140,000	Applica Inc.	1,442,000

Insurance—4.7%
30,000	AMBAC Financial Group, Inc.	1,885,800
100,100	Travelers Property Casualty Corporation, Class “A”*	1,860,859
69,000	Willis Group Holdings Ltd.*	2,018,250

		5,764,909

Leisure Time—7.5%
55,000	Direct Focus Inc.*	2,458,500
238,025	Multimedia Games, Inc.*	6,702,784

		9,161,284

Lodging—2.7%
45,000	Boyd Gaming Corporation*	688,500
36,500	Hollywood Casino Corporation, Class “A”*	557,355
125,000	MTR Gaming Group, Inc.*	2,095,000

		3,340,855

Logic Semiconductors—2.0%
240,000	ATI Technologies Inc.*	2,448,000

Memory & Commodity Semiconductors—2.0%
140,000	Taiwan Semiconductor Manufacturing Company, Sponsored ADR*	2,478,000

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust - Aggressive Growth Fund
Investment Portfolio
April 30, 2002
(unaudited)
(continued)

Shares		Market Value

Common Stocks (continued)

Oil & Gas—2.6%
40,000	GlobalSantaFe Corporation	$ 1,403,600
40,000	Nabors Industries, Inc.*	1,822,000

		3,225,600

Pharmaceuticals—1.7%
20,000	Barr Laboratories, Inc. Barr Laboratories, Inc.*	1,333,000
25,000	ICN Pharmaceuticals Inc.	691,500

		2,024,500

Retail—7.6%
70,000	Blockbuster Inc.	2,002,000
130,000	Copart, Inc.*	2,000,700
50,000	Genesco Inc.*	1,392,500
238,600	Main Street & Main, Inc.*	1,479,320
125,000	Office Depot, Inc.*	2,392,500

		9,267,020

Software—5.5%
350,000	Datastream Systems, Inc.*	2,796,500
40,000	Dun & Bradstreet Corporation*	1,540,400
150,000	Eclipsys Corporation*	2,401,650

		6,738,550

Telecommunications—5.5%
205,000	Aeroflex, Inc.*	2,865,900
250,000	Broadwing Inc.	1,650,000
40,000	EMS Technologies Inc*	926,400
70,000	RF Micro Devices Inc.*	1,218,000

		6,660,300

Total Common Stocks (cost $85,277,992)		106,502,387

Shares		Market Value

Convertible Preferred Stocks—0.4% (a)

Telecommunications—0.4%
15,000	Broadwing Inc., Series “B”, 6.75%	495,000

Total Convertible Preferred Stocks (cost $465,022)
Total Investment Portfolio excluding repurchase agreement (cost $85,743,014)		106,997,387

Repurchase Agreement—15.3% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 30, 2002 @ 1.75% to be repurchased at $18,722,910 on May 1, 2002, collateralized by $14,775,000 United States Treasury Bonds, 8.125% due May 15, 2021, (market value $19,093,913 including interest) (cost $18,722,000)		18,722,000

Total Investment Portfolio
(cost $104,465,014) (b), 102.8% (a)		125,719,387
Other Assets and Liabilities, net, (2.8%) (a)		(3,377,966)

Net Assets, 100.0%		$122,341,421

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)
The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $21,254,373 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $23,383,087 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,128,714.

ADR	— American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

May 15, 2002

INVESTMENT COMMENTARY from MARTIN CURRIE, INC.
Eagle International Equity Portfolio (the “Fund”)*

International markets have begun to benefit from signs of a gentle global economic recovery. The six months ended April 30, 2002 have been characterised by a strong rally in smaller markets, most notably Asia, which have historically heralded a recovery in matured regions.

European markets have moved ahead, even though large cap stocks, particularly in telecom, technology and healthcare sectors, have lagged. Most encouragingly, there are signs that the profit cycle in Japan is beginning to recover, offsetting the general disappointment surrounding the rate of reform. Japan has been the star market over 2002. With some of the support for the dollar waning, both the Yen and euro are off their year’s lows; this also reflects more robust economic statistics from both regions. Over the six months to April 30th, the Morgan Stanley Capital International Europe, Australia, Far East Index(1) (the “EAFE Index”) rose by 5.53% while the Fund’s Class A shares rose by 1.17%** after expenses. This is clearly a disappointing return for the Fund against an environment of stronger markets. While we enjoyed the benefits of our substantial weighting in emerging markets, a number of our large cap stocks in Europe were hard hit. Companies such as Vodafone materially impacted on overall returns. Our underweight position in Japan also held back performance as the market periodically rallied.

The Japanese market (14.8% of net assets at April 30, 2002) has been a beneficiary of a generally weaker Yen, a brighter outlook for U.S. consumption, and hints of global economic recovery. In the first quarter of 2002, an improvement in the profit cycle, a reasonable reporting season and a less strident call for a weak Yen, all supported a rally in domestic Japanese stocks. We have tended to reduce our exposure into strength in favour of Asia and Europe. New holdings reflect a greater bias to domestic recovery, with companies such as Konami, TDK, Toppan Printing and Promise Co. replacing Shiseido, Terumo, Nomura and Fuji Photo Film. Having been hedged for most of the period, we removed the Yen/dollar hedge in late April. Fund flows have improved and the recent reporting season confirms some stability in the domestic economy. Despite the rally, valuations and market levels look low on any historical measure. We continue to be committed to what we believe are quality, well financed companies in what remains a volatile market.

Europe (28.0% of net assets at April 30, 2002) has been a very mixed investment arena. Cyclical sectors, such as basic materials, and consumer stocks have prospered while the high profile profit warnings in the technology, media and telecom area have hit the large cap market. Our purchases have generally favoured domestic recovery, with Peugeot, Thomson Multimedia, Credit Suisse and Nokia being added to the list while Munich Re, Autostrade, Telecom Italia, Ahold, and Portugal Telecom were sold. In the U.K. (30.9% of net assets at April 30, 2002) we sold our financials, such as Lloyds TSB, HSBC, Schroder Ventures and 3i Group in favour of Diageo, GUS, WPP, British Sky Broadcasting, GKN, Anglo American and BAE Systems. We also switched Shell with BP. With interest rates likely to remain on hold, the consumer relatively resilient, Pan-European markets look well supported and valuations attractive against their U.S. counterparts.

Asia (15.9% of net assets at April 30, 2002) is made up of Australia and Hong Kong but also includes smaller market exposure of Korea and Thailand. If anything, we have been too defensive in the main markets. BHP and Smartone Telecom have replaced Woodside Petroleum. As we built up our smaller market exposure, we added Samsung Electric, Hyundai Motor, and Posco in South Korea and Siam Commercial Bank in Thailand. We sold Korea Telecom, PT Telecom in Indonesia and China Mobile. Elsewhere in smaller markets, we added Telmex and Grupo Televisa in Mexico, selling America Movil and adding Sappi in South Africa. Our total exposure to

(1)	Please refer to the inside back cover for index description.
*	International investing presents specific risks, such as currency fluctuation, differences in financial accounting standards, and potential political and economic instability.
**
Calculated without the imposition of front-end sales charges. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

non EAFE Index market was 6.9% of net assets at April 30, 2002. While smaller markets have rallied quite dramatically, valuations are not stretched and the outsourcing to lower cost base economies favours the  asset class.

Outlook

Improving economic statistics in the U.S. have been mirrored in Europe. Interest rates remain on hold in a generally benign inflationary environment, leaving liquidity supportive for equities. The recent reporting season has surprised on the upside although there have been high profile disappointments. With domestic economies showing some improvement, the support for both the Yen and euro has firmed up. This has helped renewed investment in the international asset class. Most critically, Japan and the fragility of its financial institutions, has taken second place to evidence of a profit rebound, fuelling investment in this severely under-owned market.

While the Middle East crisis and local elections in Europe will ensure some market volatility over the summer, relatively cheap valuations, and domestic economic recovery, leave EAFE markets attractive against domestic U.S. equities. In our opinion smaller markets, in this environment, have further to run.

Heritage Series Trust—Eagle International Equity Portfolio
Investment Portfolio
April 30, 2002
(unaudited)

Shares		Market Value

Common Stocks—96.5% (a)

Australia—2.4%
85,000	BHP Billiton Ltd.	$ 493,333

Finland—2.1%
26,419	Nokia OYJ	427,250

France—12.1%
19,500	Autoroutes du Sud de la France*	476,775
7,012	Aventis S.A.	497,855
7,089	BNP Paribas	370,231
10,840	Peugeot S.A.	538,800
20,530	Thomson Multimedia S.A.*	561,057

		2,444,718

Hong Kong—1.8%
320,000	SmarTone Telecommunications Holding Ltd.*	365,173

Italy—6.4%
50,784	ENI-Ente Nazionale Idrocarburi SPA	779,670
39,823	Riunione Adriatica di Sicurta SPA	516,364

		1,296,034

Japan—14.8%
15,000	Canon Inc.	574,520
40,000	Denso Corporation	647,698
25,000	Konami Corporation	630,571
2,000	Promise Co., Ltd.	105,407
12,000	TDK Corporation	653,926
38,000	Toppan Printing Company Ltd.	384,275

		2,996,397

Mexico—4.3%
8,000	Grupo Televisa S.A.*	361,600
13,300	Telefonos de Mexico S.A. de C.V.	503,272

		864,872

Netherlands—2.6%
19,565	ING Groep N.V.	516,187

South Africa—2.6%
43,000	Sappi Ltd.	529,156

South Korea—8.8%
36,000	Hyundai Motor Company, Sponsored GDR	668,160
22,386	Pohang Iron & Steel Co., Ltd.	554,330
3,800	Samsung Electronics, Sponsored GDR	558,030

		1,780,520

Shares		Market Value

Common Stocks (continued)

Switzerland—4.8%
12,000	Credit Suisse Group*	427,343
2,300	Nestle SA	543,212

		970,555

Thailand—2.9%
1,000,000	Siam Commercial Bank PLC*	575,723

U.K.—30.9%
39,000	Anglo American PLC	614,655
85,000	BAE Systems PLC	432,101
75,000	BP PLC	639,630
35,000	British Sky Broadcasting PLC*	391,534
43,000	Diageo PLC	570,594
80,000	Gallaher Group PLC	693,342
110,000	GKN PLC	514,326
25,984	GlaxoSmithKline PLC	628,282
44,000	GUS PLC	399,924
30,000	MAN Group PLC	418,627
364,333	Vodafone Group PLC	587,737
34,000	WPP Group PLC	360,537

Total Common Stocks (cost $19,566,693)		6,251,289

Total Investment Portfolio (cost $19,566,693) (b), 96.5% (a)		19,511,207

Other Assets and Liabilities, net, 3.5% (a)		707,569

Net Assets, 100.0%		$20,218,776

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)
The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $55,486 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $1,513,470 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $1,568,956.

GDR	— Global Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust - Eagle International Equity Portfolio
Investment Portfolio
April 30, 2002
(unaudited)
(continued)

Industry Diversification	Market Value	% of Net Assets

Common Stocks

Advertising	$ 360,539	1.8%

Aerospace/Defense	432,098	2.1%

Agriculture	693,344	3.4%

Auto Manufacturers	1,206,960	6.0%

Auto Parts & Equipment	1,162,023	5.8%

Banks	1,373,274	6.8%

Beverages	570,593	2.8%

Broadcasting	753,135	3.7%

Commercial Services	861,050	4.3%

Computers	653,926	3.2%

Electronics	558,030	2.8%

Financial Services	524,033	2.6%

Food	543,212	2.7%

Forest Products & Paper	529,158	2.6%

Home Furnishings	561,058	2.8%

Insurance	1,032,552	5.1%

Iron/Steel	554,331	2.7%

Mining	1,107,987	5.5%

Office/Business Equipment	574,520	2.8%

Oil & Gas	1,419,302	7.0%

Pharmaceuticals	1,126,138	5.6%

Retail	399,925	2.0%

Software	630,570	3.1%

Telecommunications	1,883,449	9.3%

Total Investments	$19,511,207	96.5%

Open Forward Foreign Currency Contracts
April 30, 2002
(unaudited)

Contract To Deliver		In Exchange For		Delivery Date	Gross Unrealized Depreciation
JPY	131,222,000	USD	980,000	05/31/02	$(43,185)

Net Unrealized Depreciation					$(43,185)

JPY	— Japanese Yen
USD	— United States Dollar

The accompanying notes are an integral part of the financial statements.

May 23, 2002

Dear Fellow Shareholders:

The Heritage Series Trust – Growth Equity Fund (the “Fund”) has held up well in this difficult market environment. For the six-month period ended April 30, 2002, the Fund’s Class A shares were virtually flat, returning +0.07%*.

	Year to Date†	Trailing 6 Months†	Trailing 1-Year†
Growth Equity Fund	-9.36%	+0.07%	-16.94%
S&P 500 Composite Index(1)	-5.85%	+2.53%	-12.45%
Russell 1000 Growth Index(1)	-10.54%	-2.13%	-20.10%
S&P 500/Barra Growth Index(1)	-7.89%	+0.41%	-10.65%
† All periods ended April 30, 2002

The Fund has ranked** very favorably among its mutual fund peers as well. On a three-year basis, the Fund’s Class A shares rank in the fifth percentile (out of 681) of Morningstar’s large growth category peer group for the period ended March 31, 2002. In addition, the Fund’s Class A shares rank within the second percentile (out of 420) of Morningstar’s large growth category peer group on a five-year period for the period ended March 31, 2002. The Fund ranked in the second percentile (out of 500) of Lipper’s large-cap, growth equity category for the three-year period and the first percentile (out of 303) for the five-year period, both ended March 31, 2002. Both Morningstar Inc. and Lipper Analytic Service rankings are based solely on total returns and do not take into account front-end or contingent deferred sales charges. Over the latest market cycle, we are pleased to have outperformed in up markets and to have properly managed our downside risk.

Market Environment

We continued to see signs over the past six months that the economy is strengthening, albeit at a slower pace than bulls may like. With short-term interest rates at 40-year lows, the Fed’s stance at its policy meetings in 2002 has been to leave rates alone – a positive sign that validates the eventual turnaround in the economy. With minimal signs of inflation, the lack of growth in capital spending, and fairly weak labor markets, the Fed will be in no hurry to raise rates in the immediate future.

On the corporate level, solid company earnings in the first quarter of 2002 were tempered by managements’ muted forward guidance and outlook. With the majority of companies reporting earnings, 61% of corporations that make up the S&P 500 released positive earnings surprises, 23% were in line with consensus estimates, and 16% of companies did not meet earnings expectations. While consumer spending has remained a positive influence on the economy over the past year, we now look to the business community to follow through. With fixed investment having plunged to low levels this past year, continued sales and earnings growth should lead to a pickup in capital spending.

Potential accounting issues dominated the headlines in the past six months. Companies that have vague or questionable accounting practices have been punished in the market as investors dig through corporate annual reports. Media coverage and investor outcries will likely spur reform initiative, although we are unclear on what form that may take.

The geopolitical scene also continues to shake up the market as events unfold in the Middle East. During the past six months, oil prices increased while constant threats of a larger conflict remain. It is our hope that U.S. involvement in the negotiations will help the peace process move forward.

(1)	Please refer to the inside back cover for index description.
*
Calculated without the imposition of front-end sales charges. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

**
Rankings from Morningstar and Lipper Analytic Services are based strictly on performance and do not take into account the imposition of either front-end or contingent deferred sales charges. Lipper Analytic Services ranked the Fund in the 16th percentile for the 1-year period ended March 31, 2002 out of 792 large-cap growth funds. For the same 1-year period, Morningstar ranked the Fund’s Class A shares in the 23rd percentile out of 1,025 large growth funds. Past performance is no guarantee of future results.

Portfolio Review

Stocks were mixed in the past six months as positive stock selection in technology and consumer/retail sectors helped the Heritage Growth Equity Fund’s overall performance. We witnessed flat performance in the financial services sector and negative performance in the healthcare sector.
In the past six months, select technology companies have seen an increase in business mainly due to inventory draw down. Although sustainability of demand is an issue, it appears the slack has dissipated. During the period, we had positive returns from Intel (+17%), Dell (+10%), Taiwan Semiconductor (+37%), and United Microelectronics (+77%). Cisco (-13%), LSI Logic (-24%), and Microsoft (-10%) produced losses for the same period.

Consumer/retail stocks were strong, as consumer confidence remained resilient against the backdrop of the recession and the volatile stock market. Wal-Mart (+9%), Anheuser-Busch (+28%), Home Depot (+22%), Philip Morris (+19%), and United Parcel Service (+19%) each outperformed the broader market. In the communications/media segment, signs that the economy is strengthening and that advertisers are willing to book ad campaigns farther into the future have bolstered enthusiasm for media stocks as of late. In this segment, we witnessed positive performance from Clear Channel (+23%), Gannett (+17%), and Viacom (+29%). Liberty Media (-8%) was the only disappointment in this group.

Financial stocks have been particularly resilient in this market environment and finished flat, slightly better than our market indices in the trailing six months. The strong performance of American Express (+40%) was negated by the returns of American International Group (-12%), Citigroup (-4%), Freddie Mac (-3%), and Lehman Brothers (-5%). Goldman Sachs was relatively flat for the period. Financials should perform well as the economy continues to improve and credit risk fears start to subside.

The healthcare sector was dominated by news from the major pharmaceutical companies. The effect of Schering-Plough’s announcement of their intentions to take their multi-billion dollar drug Claritin over-the-counter was felt throughout the industry. Similarly, new product trial disappointments at Bristol-Myers Squibb sent their stock lower in the period. Positive performers in our healthcare holdings included Abbott (+3%), Baxter (+19%), Johnson & Johnson (+11%), Medtronic (+11%), Pharmacia (+3%), and Wyeth (+3%). Bristol-Myers Squibb (-45%), Amgen (-7%), Pfizer (-13%), and Merck (-14%) were a drag on overall performance.

Outlook

Stocks may be range bound in the near-term while investors wait for increased earnings visibility to fully re-engage the market. Business spending will likely define the shape and strength of the eventual recovery. We will have to see better earnings visibility to sustain positive stock price movement. At this point, however, we see limited downside in the market and believe that the economic recovery and eventual improved earnings visibility will eventually take stocks higher. The Fed’s accommodative monetary policy, lower interest rates, and constrained inflation will likely serve to provide a favorable backdrop for longer-term equity returns, especially large cap growth equities.

We thank you for investing with us and look forward to working with you in the years to come.

Sincerely,
Ashi Parikh
Managing Director
Eagle Asset Management, Inc.
Portfolio Manager, Growth Equity Fund

Heritage Series Trust - Growth Equity Fund
Investment Portfolio
April 30, 2002
(unaudited)

Shares		Market Value

Common Stocks—98.7% (a)

Agriculture—2.3%
106,650	Philip Morris Companies, Inc.	$ 5,804,960

Airlines—0.2%
44,000	ExpressJet Holdings Inc.*	631,400

Analog Semiconductors—0.7%
58,750	National Semiconductor Corporation*	1,851,800

Applications Software—7.7%
107,600	Intuit, Inc.*	4,215,768
288,050	Microsoft Corporation*	15,053,493

		19,269,261

Beverages—1.7%
78,800	Anheuser-Busch Companies, Inc.	4,176,400

Biotechnology—0.3%
14,100	Amgen Inc.*	745,608

Broadcasting—5.0%
21,950	Clear Channel Communications, Inc.*	1,030,552
171,000	Comcast Corporation, Class “A”	4,574,250
85,800	COX Communications, Inc.*	2,864,862
367,700	Liberty Media Corporation, Class “A”*	3,934,390

		12,404,054

Chemicals—1.2%
90,400	Lyondell Chemical Company	1,336,112
55,000	Sherwin-Williams Company	1,690,150

		3,026,262

Computers—3.1%
122,600	Brocade Communications Systems Inc.*	3,137,334
174,050	Dell Computer Corporation*	4,584,477

		7,721,811

Diversified Manufacturer—2.4%
186,300	General Electric Company	5,877,765

Shares		Market Value

Common Stocks (continued)

Electronics—1.9%
89,800	Celestica, Inc.*	2,487,460
113,650	Jabil Circuit, Inc.*	2,319,596

		4,807,056

Financial Services—15.1%
61,900	American Express Company	2,538,519
52,750	Capital One Financial Corporation	3,159,198
187,633	Citigroup Inc.	8,124,509
18,800	Fannie Mae	1,483,884
143,200	Freddie Mac	9,358,120
102,750	Goldman Sachs Group, Inc.	8,091,562
84,600	Lehman Brothers Holdings, Inc.	4,991,400

		37,747,192

Food—0.4%
38,600	Kroger Company	878,922

Healthcare Products—4.3%
50,800	Baxter International, Inc.	2,890,520
33,400	Guidant Corporation	1,255,840
54,800	Johnson & Johnson	3,499,528
72,100	Medtronic, Inc.	3,222,149

		10,868,037

Insurance—4.2%
17,500	AFLAC Inc.	523,250
58,987	American International Group, Inc.	4,077,181
26,650	Aon Corporation	952,204
269,700	Travelers Property Casualty Corporation, Class “A”*	5,013,723

		10,566,358

Iron/Steel—1.1%
121,800	AK Steel Holding Corporation	1,493,268
74,000	United States Steel Corporation	1,334,960

		2,828,228

Logic Semiconductors—2.4%
109,350	Intel Corporation	3,128,504
219,900	LSI Logic Corporation*	2,825,715

		5,954,219

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust - Growth Equity Fund
Investment Portfolio
April 30, 2002
(unaudited)
(continued)

Shares		Market Value

Common Stocks—98.7% (a)

Memory & Commodity Semiconductors—4.8%
103,000	Micron Technology, Inc	$ 2,441,100
227,750	Taiwan Semiconductor Manufacturing Company, Sponsored ADR*	4,031,175
552,200	United Microelectronics Corporation, Sponsored ADR*	5,577,220

		12,049,495

Multimedia—4.1%
163,050	AOL Time Warner Inc.*	3,101,211
24,800	Gannett Company	1,817,840
113,650	Viacom, Inc. Class “B”*	5,352,915

		10,271,966

Oil & Gas—1.4%
85,500	Exxon Mobil Corporation	3,434,537

Pharmaceuticals—13.8%
66,100	Abbott Laboratories	3,566,095
128,850	Bristol-Myers Squibb Company	3,710,880
22,750	Eli Lilly & Company	1,502,638
25,600	Forest Laboratories, Inc., Class “A”*	1,974,784
71,700	King Pharmaceuticals, Inc.*	2,247,078
106,700	Merck & Company, Inc.	5,798,078
196,500	Pfizer, Inc.	7,142,775
121,500	Pharmacia Corporation	5,009,445
62,900	Wyeth	3,585,300

		34,537,073

Retail—9.0%
61,700	Costco Wholesale Corporation	2,480,340
188,850	Home Depot, Inc.	8,756,974
57,100	Lowe’s Companies Inc.	2,414,759
157,400	Wal-Mart Stores, Inc.	8,792,364
		22,444,437

Semiconductor Equipment—0.8%
60,200	Teradyne, Inc.*	1,983,590

Software—2.7%
26,500	Automatic Data Processing, Inc.	1,347,260
93,050	Electronic Arts Inc.*	5,494,602

		6,841,862

Shares		Market Value

Common Stocks (continued)
Telecommunications—5.2%
866,800	ADC Telecommunications Inc.*	3,371,852
236,200	Broadwing Inc.	1,558,920
553,450	Cisco Systems, Inc.*	8,108,042

		13,038,814

Transportation—2.9%

119,200	United Parcel Service, Inc., Class “B”	7,156,768

Total Common Stocks (cost $237,951,826)		246,917,875

Repurchase Agreement—0.2% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 30, 2002 @ 1.75% to be repurchased at $436,021 on May 1, 2002, collateralized by $345,000 United States Treasury Bonds, 8.125% due August 15, 2021, (market value $445,848 including interest) (cost $436,000)		436,000

Total Investment Portfolio (cost $238,387,826) (b), 98.9% (a)		247,353,875
Other Assets and Liabilities, net, 1.1% (a) . . . .		2,716,474

Net Assets, 100.0% .		$250,070,349

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)
The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $8,966,049 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $23,045,552 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $14,079,503.

ADR—American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

May 13, 2002

Dear Fellow Shareholders:

We are pleased to present the semi-annual report for the Heritage Mid Cap Stock Fund (the “Fund”) for the period ended April 30, 2002. For the six-month period ended April 30, 2002, the Fund’s Class A shares returned 20.59%*. Thus, as shown below, the Fund outperformed the Standard & Poor’s Mid Cap 400 Index(1) (“S&P Mid Cap 400 Index”) and the Russell Midcap Index(1) by 0.57% and 5.35%, respectively.

Six-months ended
April 30, 2002
Heritage Mid Cap Stock Fund	20.59%
S&P Mid Cap 400 Index(1)	20.02%
Russell Midcap Index(1)	15.24%

The strongest positive contributors to performance in the last six months were in the consumer, health care, and technology stocks. The economic recovery has been aided by the fact that consumer spending has remained relatively robust. Therefore, we were aided by our overweight in consumer discretionary stocks. Although we tend to steer away from traditional consumer cyclicals, such as retailers and restaurants, we benefited from strong performance in our gaming holdings, such as Multimedia Games, GTECH, and Shuffle Master. In health care, we benefited from strong performance in virtually all of our holdings, especially American Medical Systems (medical devices), Unilab (lab testing), and First Health (health benefits). Lastly, although technology stocks exhibited lackluster performance over the last six months, our holdings performed relatively well. Software firms Ansys, Synopsys, and JDA Software benefited from strong earnings announcements in the midst of competitors releasing disappointing results. Also, capital spending driven companies such as Cognex, FSI, and Orbotech benefited from encouraging signs that business has bottomed.

We have witnessed a strong recovery in the markets following the events of September 11. Although the market backed off in January and February, it continued its rise in March. There is continuing evidence that the U.S. economy has begun to recover, albeit slowly. We still are not completely convinced that this will turn into a booming economy and hence a strong bull market. However, we are pleased to see potential signs that the recession is abating.

A range of economic releases has indicated that some sort of economic recovery is underway in the industrial side of the economy and importantly, in the demand for capital goods. Since industrial capital spending has been slow since 1997, we believe that it is due for a recovery. Although diversified, we have tilted the portfolio towards both traditional capital goods and technology capital spending. Holdings such as Alliant Techsystems, Graco, Flowserve, Roper, Embrex, and AO Smith represent traditional capital goods spending; while holdings such as Orbotech, National Instrument, and Vishay are representative of technology capital spending. Cynics might argue that technology spending will not recover because of a huge capacity overhang. In the long run, we think capital spending is capital spending regardless of whether it is classified as technology. Many investment mistakes were made in 1999-2000 with the idea that technology spending is somehow different than other capital spending, and we are loathe to separate these two groups of stocks. We look to opportunistically add capital spending-related stocks in both the technology and non-technology categories.

Despite our above comments, we haven’t abandoned our barbell strategy of buying stable names and traditional cyclical names. Ironically, with good economic moves, many investors have ignored stable health care and consumer durable names such as Manor Care (15x next year’s earnings), First Health (19x next year’s earnings),

(1)	Please refer to the inside back cover for index description.
*
Calculated without the imposition of front-end sales charges. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

NDC Health (23x next year’s eps), Pathmark (17x next year’s eps), and Apogent (17x next year’s eps). After all, the strength of the recovery is truly unknown and the above stocks will serve us well in an extended economic downturn.

Our consumer cyclical exposure is made up almost entirely of media names. We do not like the valuations behind most retailers. In fact, since the consumer held up well in this recession, we believe the upside for operationally leveraged consumer names such as retailers is limited. As mentioned above, we prefer steady media names that have a modicum of economic leverage such as Arbitron, Dun and Bradstreet, Rainbow Media, Crown Media, Mediacom, ProQuest, and Information Holdings.

We are encouraged that our strategy will continue to benefit our shareholders in the uncertain economic times to come.

As always, we strive to produce strong results for our shareholders. Thank you for your support.

Sincerely,

Todd L. McCallister
Managing Director
Eagle Asset Management, Inc.
Portfolio Manager, Mid Cap Stock Fund

Heritage Series Trust - Mid Cap Stock Fund
Investment Portfolio
April 30, 2002
(unaudited)

Shares		Market Value

Common Stocks—93.5% (a)

Advertising—1.5%

140,000	Catalina Marketing Corporation*	$ 4,912,600

Aerospace/Defense—2.6%

41,700	Alliant Techsystems, Inc.*	4,491,090
174,000	Titan Corporation*	3,977,640

		8,468,730

Application Software—1.3%

27,000	Barra Inc.*	1,333,530
80,000	National Instruments Corporation*	3,074,400

		4,407,930

Banks—0.4%

22,300	TCF Financial Corporation	1,160,715

Biotechnology—2.3%

152,000	Embrex Inc.*	3,397,200
198,000	Serologicals Corporation*	4,060,980

		7,458,180

Broadcasting—6.3%

215,000	Cablevision Systems Corporation—Rainbow Media Group*	4,751,500
280,000	Crown Media Holdings, Inc.*	2,828,000
307,500	Mediacom Communications Corporation*	3,075,000
177,200	Saga Communications Inc., Class “A”*	4,958,056
165,000	USA Networks, Inc.*	4,935,150

		20,547,706

Chemicals—3.6%

137,000	International Flavors & Fragrances Inc.	4,411,400
86,500	Minerals Technologies, Inc.	4,325,000
66,000	Valspar Corporation	3,039,300

		11,775,700

Commercial Services—10.9%

38,500	Arbitron Inc.	1,323,245
82,500	Convergys Corporation*	2,282,775
69,700	Education Management Corporation*	3,005,464
213,000	First Health Group Corporation*	6,177,000
93,000	H&R Block, Inc.	3,731,160
95,700	Iron Mountain Inc.*	2,947,560
94,000	ITT Educational Services, Inc.	4,761,100
201,700	National Processing, Inc.*	6,020,745
Shares		Market Value

Common Stocks (continued)

Commercial Services—10.9%

217,900	Watson Wyatt & Company Holdings*	5,719,875

		35,968,924

Computers—4.0%

63,000	Affiliated Computer Services Inc.*	3,406,410
106,000	Kronos Inc.*	4,308,900
53,000	Synopsys, Inc.*	2,390,830
93,500	The Bisys Group, Inc.*	3,197,700

		13,303,840

Diversified Manufacturer—1.9%

73,625	A.O. Smith Corporation	2,289,738
89,000	Roper Industries Inc.	4,093,110

		6,382,848

Electronics—4.3%

84,500	Amphenol Corporation Class “A”*	3,705,325
117,950	Orbotech Ltd.	3,061,982
147,500	Tektronix, Inc.	3,245,000
184,500	Vishay Intertechnology, Inc.*	4,057,155

		14,069,462

Engineering & Construction—0.5%

53,300	URS Corporation	1,641,640

Entertainment—4.6%

177,800	Alliance Gaming Corporation*	2,645,664
143,000	Argosy Gaming Company*	5,148,000
50,350	GTECH Holdings Corporation*	3,016,468
185,000	Metro-Goldwyn-Mayer Inc.*	2,987,750
37,000	Penn National Gaming, Inc.*	1,422,280

		15,220,162

Financial Services—1.1%

105,000	Doral Financial Corporation	3,668,700

Food—2.1%

116,000	American Italian Pasta Company, Class “A”*	5,769,840
128,500	Monterey Pasta Company*	1,184,770

		6,954,610

Healthcare Products—6.0%

217,200	American Medical Systems Holdings, Inc.*	4,991,256
173,000	Apogent Technologies, Inc.*	4,013,600
194,000	Boston Scientific Corporation*	4,834,480
246,000	Fischer Imaging Corporation*	3,124,200
75,000	Orthofix International NV*	2,790,000

		19,753,536

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust - Mid Cap Stock Fund
Investment Portfolio
April 30, 2002
(unaudited)
(continued)

Shares		Market Value

Common Stocks (continued)

Healthcare Services—2.1%
151,000	Manor Care Inc.*	$ 3,871,640
103,600	UNILAB Corporation*	3,104,892

		6,976,532

Insurance—9.3%
112,000	AFLAC Inc.	3,348,800
52,750	AMBAC Financial Group, Inc.	3,315,865
147,500	Brown & Brown, Inc.	4,897,000
195,000	CNA Surety Corporation	3,168,750
30,500	Mercury General Corporation	1,525,000
108,500	Radian Group Inc.	5,631,150
47,000	RenaissanceRe Holdings Ltd.	5,508,400
109,500	Willis Group Holdings Ltd.*	3,202,875

		30,597,840

Internet—2.5%
120,600	ProQuest Company*	4,908,420
143,000	Ticketmaster*	3,364,790

		8,273,210

Lodging—0.9%
104,000	Sun International Hotels Ltd.*	2,946,320

Machinery-Diversified—2.3%
135,000	Flowserve Corporation	4,657,500
67,500	Graco Inc.	3,021,300

		7,678,800

Memory & Commodity Semiconductors—0.3%
99,800	IXYS Corporation*	842,312

Oil & Gas Services—2.3%
90,500	BJ Services Company*	3,324,970
240,000	Veritas DGC Inc.*	4,344,000

		7,668,970

Packaging & Containers—1.5%
241,000	Pactiv Corporation*	4,981,470

Pharmaceuticals—1.5%
90,500	Axcan Pharma Inc.*	1,201,840
68,500	Medicis Pharmaceutical*	3,668,175

		4,870,015

Printing & Publishing—2.2%
135,000	Information Holdings Inc.*	4,212,000
111,000	John Wiley & Sons, Inc., Class “A”	2,952,600

		7,164,600

Retail—2.4%
170,000	Blockbuster Inc.	4,862,000
185,800	Copart, Inc.*	2,859,462

		7,721,462

Shares		Market Value

Common Stocks (continued)

Semiconductor Equipment—1.1%
198,000	FSI International Inc.*	2,362,140
105,263	FSI International Inc.* (b)	1,126,533

		3,488,673

Software—9.0%
77,000	Adobe Systems Inc.	3,076,920
97,300	ANSYS, Inc.*	2,481,150
85,000	Autodesk, Inc.	1,563,150
133,000	Dun & Bradstreet Corporation*	5,121,830
80,100	Global Payments Inc.	3,077,442
179,000	JDA Software Group, Inc.*	5,412,960
135,500	NDCHealth Corporation	4,359,035
135,500	SEI Investments Company	4,564,995

		29,657,482

Telecommunications—1.6%
139,400	Commonwealth Telephone Enterprises Inc.	5,276,290

Transportation—1.1%
38,000	Landstar System, Inc.*	3,720,200

Total Common Stocks (cost $278,931,735)		307,559,459

Repurchase Agreement—7.6% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 30, 2002 @ 1.75% to be repurchased at $25,104,220 on May 1, 2002, collateralized by $19,815,000 United States Treasury Bonds, 8.125% due August 15, 2021, (market value $25,607,167 including interest) (cost $25,103,000)		25,103,000

Total Investment Portfolio (cost $304,034,735) (c), 101.1% (a)		332,662,459
Other Assets and Liabilities, net, (1.1%) (a)		(3,761,867)

Net Assets, 100.0%		$328,900,592

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Private placement securities and illiquid securities are fair valued according to procedures adopted by the Board of Trustees.
(c)
The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $28,627,724 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $33,687,937 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $5,060,213.

The accompanying notes are an integral part of the financial statements.

May 15, 2002

Dear Fellow Shareholders:

For the six-month period ended April 30, 2002, Heritage Series Trust – Small Cap Stock Fund* (the “Fund”) Class A Shares were up 26.72%**, outperforming the Russell 2000 Index(1), which was up 20.03%, for the period. The following is a report on the portion of Fund’s assets allocated to Eagle.

Small cap stocks performed well in the six months ended April 30th, with the Russell 2000 Index(1) up 20.03% versus the S&P 500 Index(1) up only 2.3%. Growth stocks started the period strong, but faded as value stocks took back the leadership of the market they had shown in the past year. For the six-month period ended April 30, 2002, the Russell 2000 Value Index(1) was up 29.03%, while the Russell 2000 Growth Index(1) was up 10.40%.

Our best performing stocks, in both relative and absolute terms, were in the Consumer Discretionary sector, particularly the gaming equipment suppliers. Shuffle Master, Alliance Gaming and Multimedia Games all rose substantially on solid company performance. Emmis Communications was another strong performer as the company saw trends improving in the broadcasting industry, and also sold off some underperforming assets. Finally, construction materials distributor Hughes Supply performed well. Although the industry saw some weakness, Hughes was able to control its costs and position itself well for a rebound.

There were few companies with a significant negative impact on performance. Our worst performer was Lumenis. The SEC asked the company for some documents, raising speculation of accounting problems at the firm, and the company missed earnings estimates. Given the low valuation and heavy insider buying, we have maintained our position in Lumenis. Mediacom Communications was also down. However, Mediacom is already beginning to see benefits from the recent merger with AT&T Broadband, including better pricing, lower overhead and more efficient management structure.

The broad market appears to be struggling between an improving economic environment, offset by higher energy costs as well as the specter of rising interest rates. However, small caps continue to outperform larger cap stocks. This has been quietly occurring for the past 2 ½ years. Research from Prudential Securities shows that the average period of small stock outperformance lasts nearly 6 years. Therefore, we believe we are early into a period of strong small cap performance. We are comfortable with our current sector weightings, and don’t anticipate any major changes in the coming quarter. If it appears likely that the Federal Reserve will begin to increase interest rates, we might consider cutting back on our Financial Services weighting. Otherwise, we continue to look for rapidly growing companies trading at reasonable valuations to add to the portfolios.

As always we will endeavor to do our best for shareholders.

Sincerely,

Bert Boksen
Managing Director
Eagle Asset Management, Inc.
Portfolio Manager, Small Cap Stock Fund

(1)	Please refer to the inside back cover for index description
*	Investing in small company stocks may involve additional risks.
**
Calculated without the imposition of front-end sales charges. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

May 14, 2002

Dear Fellow Shareholders:

During the six-month period ended April 30, 2002, the Heritage Series Trust—Small Cap Fund* (the “Fund”) Class A Shares returned 26.72%** versus 20.03% for the Russell 2000 Index(1). The following is a report on the portion of Fund’s assets allocated to Awad.

The Fund’s performance was a result of stock selection rather than asset allocation or industry specific exposure.

Our performance was helped by the following stocks: Americredit Corp., Concord Camera Corp., Constellation Brands Inc., Startek Inc., Kaydon Corp., New Century Financial Corp., Stage Stores, United Stationers Inc., Viad Corp. and John Wiley & Sons Inc. In each case, the underlying fundamentals of the company had been misunderstood and as earnings were reported, the stocks appreciated.

Fund performance results were hurt by American Tower Corp. and Annuity and Life, both of which reported disappointing results. These positions have been sold.

The outlook for small- to medium-capitalization stocks for the remainder of the year looks encouraging:

The economy appears to have ended its recession and is growing again; consumer spending continues on a reasonable growth plane; layoffs are decelerating; the inventory draw down is complete and capital spending is stabilizing. The picture is one of economic growth going forward.

While the recovery may not be dramatic due to a lack of pent up consumer demand, the potential for economic growth looks very promising for those companies that have cut costs and increased productivity. Since it is economic growth that leads to profits which ultimately helps stock prices, we would hope to see a gentle upward slope in equity prices.

The stocks of many larger companies will be valuation constrained and some individual companies will continue to have balance sheet and business model issues, but the owners of small and medium cap stocks should do quite well.

The dynamics of small capitalization equities are compelling:

1.	They are attractively priced relative to large cap stocks.
2.	While past performance is not a guarantee of future results, small cap stocks have outperformed large cap stocks since March of 1999.
3.	As investors spent most of the 1990s funneling assets into large cap equities, investor interest in small cap stocks should now return.
4.
In light of the issues raised by Enron and several other companies, investors are gravitating towards companies which have understandable business models and balance sheets and which grow organically rather than through acquisitions. These characteristics are most often found in small cap companies.

(1)	Please refer to the inside back cover for index description.
*	Investing in small company stocks may involve additional risks.
**
Calculated without the imposition of front-end sales charges. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

So, as we look forward, we see an improving economy, gradually rising stock prices and particularly good results in the small- and medium-capitalization equities of companies that can provide good earnings growth, have strong balance sheets and whose equities are priced at attractive valuations.

Sincerely,
James D. Awad
Chairman
Awad Asset Management, Inc.
Portfolio Manager, Small Cap Stock Fund

Heritage Series Trust - Small Cap Stock Fund
Investment Portfolio
April 30, 2002
(unaudited)

Shares		Market Value

Common Stocks—92.2% (a)

Advertising—0.4%
125,500	Penton Media Inc.	$ 828,300

Aerospace/Defense—1.1%
10,500	Herley Industries Inc.*	223,440
83,000	Titan Corporation*	1,897,380

		2,120,820

Airlines—0.1%
16,000	ExpressJet Holdings Inc.*	229,600

Analog Semiconductors—0.6%
100,000	Cirrus Logic, Inc.*	1,215,000

Applications Software—0.8%
30,000	Barra Inc.*	1,481,700

Banks—5.9%
110,900	Capital Crossing Bank*	2,639,642
30,000	Colonial BancGroup, Inc	480,000
55,500	Investors Financial Services Corporation	4,087,020
75,000	North Fork Bancorporation	2,896,500
80,500	TrustCo Bank Corporation NY	1,041,670

		11,144,832

Beverages—1.7%
55,000	Constellation Brands, Inc*	3,322,000

Biotechnology—0.9%
87,800	Serologicals Corporation*	1,800,778

Broadcasting—1.3%
36,500	Emmis Communications, Class “A”*	1,061,055
149,000	Mediacom Communications Corporation*	1,490,000

		2,551,055

Chemicals—2.0%
25,000	OM Group, Inc.	1,668,750
80,000	Spartech Corporation	2,139,200

		3,807,950

Shares		Market Value
Common Stocks (continued)

Commercial Services—13.0%
142,500	Hall Kinion & Associates Inc.*	1,346,625
215,000	Hooper Holmes, Inc.	2,233,850
194,000	Interactive Data Corporation*	3,385,300
77,500	Iron Mountain Inc.*	2,387,000
114,900	Korn/Ferry International*	1,206,450
74,700	NCO Group, Inc.*	2,079,648
63,500	SOURCECORP, Inc.*	1,905,000
90,000	Spherion Corporation*	1,144,800
104,800	StarTek, Inc.*	2,605,328
171,000	Teletech Holdings Inc.*	2,094,750
42,000	Valassis Communications, Inc.	1,570,380
90,000	Viad Corporation	2,743,200

		24,702,331

Computers—2.7%
58,000	Ceridian Corporation*	1,292,240
49,300	FactSet Research Systems Inc.	1,717,119
44,500	Jack Henry & Associates, Inc.	1,035,960
80,000	Tier Technologies, Inc*	1,204,000

		5,249,319

Distribution/Wholesale—3.8%
158,700	Handleman Company	2,031,360
56,000	Hughes Supply, Inc.	2,336,320
74,500	United Stationers Inc.	2,906,245

		7,273,925

Electric—1.0%
64,900	Allete	1,982,046

Electrical Components & Equipment—2.4%
182,000	Artesyn Technologies, Inc.*	1,414,140
96,000	Belden Inc.	2,298,240
80,400	General Cable Corporation	922,992

		4,635,372

Electronics—3.8%
80,000	Coherent, Inc.*	2,448,000
87,500	Gentex Corporation*	2,770,250
45,000	OYO Geospace Corporation*	618,705
42,000	Varian, Inc.*	1,417,080

		7,254,035

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust - Small Cap Stock Fund
Investment Portfolio
April 30, 2002
(unaudited)
(continued)

Shares		Market Value
Common Stocks (continued)

Entertainment—2.5%
133,000	Alliance Gaming Corporation*	$1,979,040
218,300	Magna Entertainment Corporation, Class A*	1,790,060
39,300	Shuffle Master, Inc.*	899,970

		4,669,070

Environmental Control—0.6%
102,500	IMCO Recycling, Inc.	1,091,625

Financial Services—5.3%
73,000	AmeriCredit Corporation*	2,833,860
74,000	Investment Technology Group Inc.	3,404,000
136,000	New Century Financial Corporation	3,251,760
227,500	SoundView Technology Group, Inc.*	505,050

		9,994,670

Food—1.5%
85,000	Corn Products International, Inc.	2,813,500

Healthcare Products—4.9%
68,200	American Medical Systems Holdings, Inc.*	1,567,236
80,000	Apogent Technologies, Inc.*	1,856,000
11,054	Cardiac Science Inc.*	30,454
65,000	Edwards Lifesciences Corporation*	1,632,800
55,500	Lumenis Ltd.*	473,415
258,200	Sola International Inc.*	3,705,170

		9,265,075

Healthcare Services—3.1%
215,000	Beverly Enterprises, Inc.*	1,849,000
57,500	Gentiva Health Services Inc.*	1,558,250
95,000	Horizon Health Corporation*	1,857,250
19,700	UNILAB Corporation*	590,409

		5,854,909

Home Builders—0.1%
7,500	WCI Communities Inc.*	215,475

Home Furnishings—1.6%
156,000	Applica Inc.	1,606,800
90,300	Universal Electronics, Inc.*	1,503,495

		3,110,295

Shares		Market Value
Common Stocks (continued)

Insurance—1.3%
100,000	Presidential Life Corporation	2,490,000

Investment Companies—0.6%
62,900	MCG Capital Corporation	1,199,503

Leisure Time—1.3%
89,000	Multimedia Games, Inc.*	2,506,240

Machinery—1.7%
117,500	Cognex Corporation*	2,896,375
19,500	Joy Global Inc.*	313,950

		3,210,325

Memory & Commodity Semiconductors—0.9%
127,500	Integrated Silicon Solutions Inc.*	1,708,500

Metal Fabricate/Hardware—1.3%
88,000	Kaydon Corporation	2,507,120

Miscellaneous Manufacturer—1.3%
309,500	Concord Camera Corporation*	2,383,150

Oil & Gas—2.0%
94,000	Patterson-UTI Energy, Inc.*	3,008,000
16,500	Spinnaker Exploration Company*	707,025

		3,715,025

Pharmaceuticals—1.1%
18,000	Cima Labs Inc.*	359,460
31,500	Medicis Pharmaceutical*	1,686,825

		2,046,285

Printing & Publishing—3.5%
184,200	John Wiley & Sons, Inc., Class “A”	4,899,720
34,000	Scholastic Corporation*	1,724,820

		6,624,540

Retail—4.9%
228,000	Cash America International, Inc.	2,273,160
102,100	Genesco Inc.*	2,843,485
50,000	MSC Industrial Direct Company, Inc.	1,062,500
100,000	Stage Stores Inc.*	3,199,000

		9,378,145

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust - Small Cap Stock Fund
Investment Portfolio
April 30, 2002
(unaudited)
(continued)

Shares		Market Value
Common Stocks (continued)

Savings & Loans—1.2%
43,000	BankAtlantic Bancorp, Inc.	$ 548,250
41,000	Commercial Federal Corporation	1,205,400
25,000	Waypoint Financial Corporation	448,750

		2,202,400

Semiconductor Equipment—0.9%
113,000	Axcelis Technologies, Inc.*	1,627,200

Software—2.2%
74,500	Avid Technology, Inc.*	766,605
194,500	Datastream Systems, Inc.*	1,554,055
117,000	Eclipsys Corporation*	1,873,287

		4,193,947

Telecommunications—4.4%
165,300	Aeroflex, Inc.*	2,310,894
85,000	Commscope, Inc.*	1,349,800
109,000	EMS Technologies Inc*	2,524,440
100,000	Plantronics, Inc.*	2,106,000

		8,291,134

Transportation—2.5%
210,000	Kansas City Southern Industries, Inc.	3,360,000
13,300	Landstar System, Inc.*	1,302,070

		4,662,070

Total Common Stocks (cost $131,333,788)		175,359,266

Principal Amount		Market Value

Convertible Bonds—0.1% (a)

Healthcare Products—0.1%
$1,000,000	Angeion Corporation, 7.5%, 04/15/03 (b)	$ 100,000

Total Convertible Bonds (cost $1,000,000)		100,000

Corporate Bonds—0.1%(a)
46,128	Cardiac Science Inc., 10.0%, 03/25/03 (b)	43,821

Total Corporate Bonds (cost $46,128)		43,821

Total Investment Portfolio excluding repurchase agreement (cost $132,379,916)		175,503,087

Repurchase Agreement—7.8% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 30, 2002 @ 1.75% to be repurchased at $14,907,725 on May 1, 2002, collateralized by $11,765,000 United States Treasury Bonds, 8.125% due August 15, 2021, (market value $15,204,054 including interest) (cost $14,907,000)		14,907,000

Total Investment Portfolio
(cost $147,286,916) (c), 100.2% (a)		190,410,087
Other Assets and Liabilities, net, (0.2%) (a)		(433,163)

Net Assets, 100.0%		$189,976,924

•	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Private placement and illiquid securities are fair valued according to procedures adopted by the Board of Trustees.
(c)
The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $43,123,171 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $52,194,822 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $9,071,651.

The accompanying notes are an integral part of the financial statements.

May 17, 2002

Dear Fellow Shareholders:

The Heritage Series Trust—Technology Fund* (the “Fund”) has managed to navigate the volatility of the technology market fairly well in this semi-annual period. The Fund’s Class A Shares produced a total return of –0.75%** for the six-month period ended April 30, 2002. Over this same time period, the Goldman Sachs Technology Index(1) (the “GSTI”) declined –6.47%. While the performance of the Fund was slightly negative during the past six months, we are pleased to have outperformed many of our technology fund competitors on a relative basis. On a one-year basis, the Fund’s Class A shares ranks in the top 19th percentile (out of 381) of Morningstar’s specialty technology category for the period ended March 31, 2002. We also outperformed most of our peers in the Lipper Science and Technology objective, ranking in the 20th percentile (out of 404) for the one-year period and 26th percentile (out of 218) for the two-year period, each ended March 31, 2002. Both Morningstar Inc. and Lipper Analytic Service rankings are based solely on total returns and do not take into account front-end or contingent deferred sales charges.

Market Overview

Reasons for optimism appeared in the past six months as incremental data from many economic indicators suggested that the worst of this recession might be behind us. Demand for goods is now declining at a much slower pace than the drop in business inventories. Eventually this disparity will promote gains in goods production. Several data points suggest that excess capacity in the technology sector is dissipating. Tech orders, which had been falling significantly for a year, have been rebounding. Lastly, there are signs that the steepest cutbacks in capital spending, a major source of the inventory adjustment, may be over.

Now that revenues, margins, earnings, and valuations have compressed on a company level, they are poised to re-expand. Adding fuel is an exceptional level of rate cuts and liquidity infusions by the Federal Reserve, aggressive fiscal stimulus, lower energy costs, and restrained inflation. Given the progress that businesses have already made and the improving fundamentals for growth on a macroeconomic level, we believe the technology sector is likely to outperform in the coming quarters.

While we are not prepared to claim that the economic instability is entirely over, the picture does appear to be brighter. As stated earlier, the Federal Reserve deserves some credit, moving swiftly and forcefully as the economy deteriorated, bringing short-term rates to historic lows. Improving technology also deserves credit. Faster access to real-time information and greater interdependence produced by the enhancements in information technologies has accelerated the pace at which changes in economic conditions take hold and spread through the economy. The improvements in technology also make for better decision making at the corporate level, allowing companies to react quicker and more determinedly to the changing economy. Real-time data systems allow companies to identify and correct imbalances between supply and demand far more quickly than in the past. In the previous economic cycles, deep, prolonged slowdowns were precipitated by inventory imbalances that were allowed to build to unwarranted levels. Shorter economic and business cycles will likely translate to lower risk and volatility in equity prices going forward.

Portfolio Performance

The stocks held in the Fund saw mostly positive results in the hardware, semiconductor, and Internet/services sectors. Software ended the period relatively flat, while the communications sector was markedly negative.

(1)	Please refer to the inside back cover for index description.
*	The companies engaged in the technology sector are subject to fierce competition and their products and services may be subject to rapid obsolescence.
**
Calculated without the imposition of front-end sales charges. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

While the Fund remains significantly underweight in the hardware space, the portfolio’s performance was aided by beneficial stock selection. Overall in the sector, weakened demand and margin erosion is affecting the hardware industry. Brocade, Dell, and Compaq helped performance in this space. Celestica ended the period with negative performance and American Power Conversion was virtually flat.

Flextronics, a leader in providing contract electronic manufacturing services, was liquidated recently from our hardware holdings. The company has deployed a very aggressive (and quite successful) growth strategy involving several asset acquisitions. Flextronics has used extensive write-offs related to these acquisitions, and its organic growth (i.e., demand driven and not acquisition-related) has slowed recently due to sluggishness in communications-related end markets. In the current environment of intense accounting and regulatory scrutiny, we believe valuations of companies pursuing acquisition-driven growth strategies will continue to be discounted substantially relative to the market. Consequently, we believe it was prudent to exit the position.

In the past six months, semiconductor companies have seen an increase in business mainly due to inventory draw down. Although sustainability of demand is an issue, it appears the slack has dissipated. Chartered Semiconductor, Fairchild Semiconductor, Integrated Circuit, International Rectifier, Lam Research, Linear Technology, Teradyne, United Microelectronics, and Taiwan Semiconductor each produced positive returns for Heritage Technology Fund. GlobespanVirata and Intersil were the negative performers in this sector.

Internet/Services companies also performed well for the Fund during the trailing six months. DoubleClick and KPMG Consulting realized solid price appreciation, while the negative performance of AOL Time Warner tempered the gains.

While overall performance for the quarter was relatively flat, the software segment is also seeing signs of strength. Customers are willing to spend on advanced software systems in enterprise resource management (ERP) and customer relationship management (CRM) as implementation of these products have a proven return on investment. Strong results were found in Electronic Arts, Roxio, E.piphany, and Symantec, while weak performance in Intuit, Microsoft, and Vignette held this segment down.

Communication equipment stocks were the major detractors from performance in the semi-annual period. Spending on telecom equipment continues to plunge and suppliers to the big telecom market remain far from optimistic. ADC Telecommunication, Crown Castle, Qualcomm, and Tellabs were each negative for the period.

Broadcom and Enterasys were two communication names that we exited from in the trailing six months. Although we continue to believe in the long-term fundamentals of the Broadcom story, the recent appreciation in share price gives us pause with respect to valuation. While the NASDAQ Composite has risen 30% since the beginning of October 2001, BRCM shares climbed 158% over the same period. Broadcom now trades at a significant premium to its peers and the overall market. The sale of Enterasys was prompted by recent developments related to the company’s financial reporting and internal controls. The company announced on February 1, 2002, that it had incorrectly accounted for $4 million in revenue related to a recent sales contract in its Asia Pacific division. Consequently, we strongly believe this disclosure significantly undermines the validity of the company’s recently reported results and the management team’s credibility.

Outlook

The old adage about mild recessions producing mild recoveries may no longer hold true in this economy influenced by technological advances, shorter reaction times, flexible labor forces, and spreading globalization. While the macroeconomic data is improving, companies are continuing to provide muted outlooks for their future. Lowering expectations will likely have a positive effect on the technology sector, paving the way for greater earnings visibility. A recovery in technology companies is inevitable due to the huge cuts in inventories and overhead that producers have made. These restructured companies are leaner, more efficient, and have lowered their break-even points considerably.

As a result, we believe the technology sector’s recovery will be much stronger than current consensus expectations in some areas and much weaker in others. The outcome will be a surprising roster of new winners and losers. All technology companies will not be treated equally. While, in aggregate, we are anticipating a flat technology market in the immediate future, we believe there will be significant investible opportunities as we see a sustainable shifting of value between companies and sectors. It will truly be a stock picker’s market where valuations will be attractive in some areas and not others. The Fund will continue to own companies that will take advantage of these trends. The Fund will also own companies who are poised to come out on the other side of this economic downturn positioned as leaders in their field with strong financials enabling them to take advantage of the pockets in demand we are now seeing.

We believe the current market environment offers more attractive technology investment opportunities than we have observed in several years. We will continue to accumulate shares of companies with healthy balance sheets, lean cost structures, and superior products and services. Time will take care of the rest.

Thank you for your continued support.

Sincerely,

Duane A. Eatherly, CFA
Eagle Asset Management, Inc.
Portfolio Manager, Technology Fund

Heritage Series Trust - Technology Fund
Investment Portfolio
April 30, 2002
(unaudited)

Shares		Market Value

Common Stocks—100.5% (a)

Aerospace/Defense—1.5%
20,000	Integrated Defense Technologies, Inc.*	$599,000

Analog Semiconductors—6.1%
32,500	Linear Technology Corporation	1,262,950
25,000	Maxim Integrated Products*	1,245,000

		2,507,950

Applications Software—20.0%
95,000	Citrix Systems Inc.*	1,102,000
45,000	Intuit, Inc.*	1,763,100
75,000	Microsoft Corporation*	3,919,500
69,400	Roxio, Inc.*	1,474,750

		8,259,350

Commercial Services—2.5%
60,000	KPMG Consulting, Inc.*	1,050,000

Communication Semiconductors—1.9%
30,000	Applied Micro Circuits Corporation*	202,500
80,000	GlobespanVirata, Inc.*	472,000
10,000	Triquint Semiconductor, Inc.*	101,400

		775,900

Computers—5.7%
20,000	Anteon International Corporation*	455,000
25,000	Brocade Communications Systems Inc.*	639,750
10,000	Cadence Design Systems, Inc.*	204,800
30,000	Dell Computer Corporation*	790,200
40,000	Maxtor Corporation*	277,200

		2,366,950

Electrical Components & Equipment—1.6%
50,000	American Power Conversion Corporation*	642,500

Electronics—6.5%
15,000	Celestica, Inc.*	415,500
10,000	Flextronics International Ltd.*	138,500
15,000	KEMET Corporation*	290,550
80,000	Merix Corporation*	1,337,600
10,000	Orbotech Ltd.	259,600
10,000	Vishay Intertechnology, Inc.*	219,900

		2,661,650

Internet—11.7%
160,000	Braun Consulting, Inc.*	692,800
110,000	DoubleClick Inc.*	853,600
94,700	E.piphany, Inc.*	570,094
Shares		Market Value

Common Stocks (continued)
50,000	Entrust, Inc.*	209,500
22,500	Freemarkets, Inc.*	399,600
30,000	Symantec Corporation*	1,062,300
400,000	Vignette Corporation*	1,028,000

		4,815,894

Logic Semiconductors—4.9%
50,000	Intersil Holding Corporation*	1,342,500
15,000	QLogic Corporation*	685,650

		2,028,150

Memory & Commodity Semiconductors—16.2%
45,000	Fairchild Semiconductor International Inc., Class “A”*	1,212,300
37,500	Integrated Circuit Systems, Inc.*	746,250
30,000	International Rectifier Corporation*	1,383,600
85,000	Taiwan Semiconductor Manufacturing Company, Sponsored ADR*	1,504,500
180,000	United Microelectronics Corporation, Sponsored ADR*	1,818,000

		6,664,650

Semiconductor Equipment—2.9%
85,000	Therma-Wave, Inc.*	1,201,900

Software—6.6%
40,000	Activision, Inc.*	1,259,200
25,000	Electronic Arts Inc.*	1,476,250

		2,735,450

Telecommunications—12.4%
130,000	3Com Corporation*	750,100
85,000	Adaptec, Inc.*	1,249,500
365,000	ADC Telecommunications Inc.*	1,419,850
55,000	Cisco Systems, Inc.*	805,750
20,000	TEKELEC*	211,600
80,000	Tellabs, Inc.*	679,200

		5,116,000

Total Common Stocks (cost $40,018,619)		41,425,344

Call Options Purchased—0.4% (a) *

Telecommunications—0.4%
400,000	Cisco Systems, Inc., July 2002 @ $17.5	180,000

Total Call Options Purchased (cost $426,990)		180,000

Total Investment Portfolio excluding repurchase agreement (cost $40,445,609)		41,605,344

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust - Technology Fund
Investment Portfolio
April 30, 2002
(unaudited)
(continued)

Market Value

Repurchase Agreement—1.1% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated April 30, 2002 @ 1.75% to be repurchased at $461,022 on May 1, 2002, collateralized by $365,000 United States Treasury Notes, 8.13% due August 15, 2021, (market value $471,694 including interest) (cost $461,000)	$461,000

Total Investment Portfolio (cost $40,906,609) (b), 102.0% (a)	42,066,344
Other Assets and Liabilities, net, (2.0%) (a)	(814,375)

Net Assets, 100.0%	$41,251,969

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)
The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $1,159,735 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $4,684,396 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $3,524,661.

ADR	— American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

May 20, 2002

Dear Fellow Shareholders:

After rebounding smartly in the fourth quarter of 2001, U.S. equity markets have turned in a mixed performance(1) so far in 2002. For the six-months ended April 30, 2002 the S&P 500 Index(1) recorded a total return of 2.53%. The Russell 1000 Value Index(1) fared better, however, rising 8.87% for the period. While besting the S&P 500 Index with a total return of 5.49%*, the Heritage Series Trust—Value Equity Fund (the “Fund”) Class A shares lagged behind the Russell 1000 Value Index(1), the Fund’s benchmark.

Consistent with our outlook which calls for stronger than consensus economic growth, corporate profits should also surprise on the upside in each of the remaining quarters of the year. One of the reasons is that year-over-year comparisons are going to get progressively easier. Reported earnings fell by a monstrous 50% last year as companies took full advantage of the opportunity to write off everything including the kitchen sink and bathtub as well. In doing so, the bar they set for themselves for this year has literally been placed on the floor. While, as First Call reports, analysts have recently begun raising estimates for the first time in nearly two years, we believe that they are being overly cautious in their outlooks given their failure to adequately forecast the severity of the recent downturn.

Although we are very sanguine about the prospects for the economy and corporate profits, it cannot be ignored that valuations are near historically high levels and seem to more than reflect this hopeful scenario. The eleven reductions in interest rates, huge expansion in money supply, and the stimulative effects of tax cuts and rebate checks that occurred last year, buttressing consumer spending, also enabled the stock market to remain at fairly high valuation levels.

Offsetting some of the positives, the current list of negative uncertainties is long—high valuations and record high corporate debt levels, prospects for interest rate hikes later in the year, potential for additional terrorist attacks, war in the Middle East, accounting scandals, growing loss of investor confidence in Wall Street analysts, low mutual fund cash levels, and record bullishness amongst market strategists to name more than a few. Our feeling is that the market needs more time to resolve or overcome some of the issues just cited which would make any near term rallies from today’s market levels appear premature. We see the balance of this year as one in which the equity market marks time in order to allow fundamentals to catch up with valuations.

After a strong relative performance at the end of 2001, the Fund experienced early in the first quarter some of the aftershocks of the September 11th and Enron earthquakes. Due to the warmest winter on record, a weak economy and an Enron-induced near shutdown of the capital markets, several of our holdings in the beleaguered energy area were ratcheted down to fire sale valuations that implied that the above were permanent rather than temporary conditions. We took advantage of the paranoia to add to the holdings, which seem to have stabilized at current prices but are still well below pre-September 11 levels. Another area that has also come under severe fire in recent months is the telecommunications sector. It was in this sector that hundreds of billions of dollars were spent in the late 1990s on infrastructure and equipment that is proving to have little or no return prospects. As the list of casualties such as Global Crossing and PSI Net mounts, the SEC is also under growing pressure to uncover skeletons and identify the remains. Williams Companies, a premier energy company, is also being adversely affected due to its guarantee of certain liabilities of its former subsidiary, Williams Communications Group, a once promising telecommunications entity that recently filed under Chapter 11.

The past six months experienced wide swings in performance. In the early part of the first calendar quarter, economic news was somewhat disappointing, causing market levels to dip substantially. Later in the quarter, as economic indicators registered better than expected results and pointed to the end of the recession, the Fund performed well. We pointed out last period that we believe certain industries will benefit disproportionately when

(1)	Please refer to the inside back cover for index description.
*
Calculated without the imposition of front-end sales charges. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

their outlook begins to reflect the improving business environment. Although higher fuel prices are reducing the disposable income of many families, we still believe that there is a great deal of stimulus in the economy due to low interest rates and reduced tax rates that should allow certain industry groups to do extremely well. The Fund is tilted toward such an economic rebound.

During the period, we purchased several stocks that met our criteria. Safeway, a leading national grocery chain, was purchased when its stock was penalized along with other companies in the industry due to concerns that Wal-Mart was taking away market share. However, Safeway stores are concentrated on the West Coast where Wal-Mart is not as great a force. In fact, there is only a 15% overlap with Wal-Mart within its entire franchise. Also, we purchased Dow Chemical, a leading chemical company, when news of asbestos claims exposure drove the price of its stock down well below our valuation for the company, even allowing for what we felt was the worst case asbestos scenario. Merck, one of the leading drug companies in the world, was purchased as its valuation declined. In addition, we built positions in two technology related stocks, Electronic Data Systems and Sanmina. Telecommunications stocks have been out of favor for sometime now, however, we took the opportunity to purchase Alltel, a rural provider of cellular and wireless service. Goldman Sachs, one of the premier financial services companies, was purchased as its stock hit our radar screen. Lastly, the Enron concerns hurt the shares of other stocks in the industry allowing us to purchase El Paso, well below its recent trading range and valuation. Elan was purchased based on what appeared to be a relatively low valuation to the group, a robust drug pipeline and some attractive joint ventures. However, shortly after purchasing the stock it became apparent that Elan had a number of accounting issues that would not be worked out on a timely basis and management retracted the guidance that we had just received after meeting with them. We sold the stock.

A number of other stocks were sold when their prices reached our sell targets. Included in this group were Dupont, TJX Companies, Philips Electronics, and Parker-Hannifin. Also sold was Deere, which approached our price target, but was sold because of our concerns regarding delays in the recovery of the agriculture cycle and new appropriations for government farm subsidy programs. Sensient was sold because we became uncomfortable with the high turnover of upper management, excluding the CEO. In addition, we sold Cable & Wireless as the company continued to indicate that revenues would fall below plan. WorldCom and Corning were sold because of the continued deterioration of their fundamentals.

As we pointed out, we thought that investors got a little ahead of themselves in the initial weeks of the year. Looking ahead, we continue to fine tune the Fund to take advantage of opportunities.

Sincerely,	Sincerely,

Jerome D. Fisher	Russell S. Tompkins
Managing Partner	Managing Partner
Osprey Partners Investment Management, LLC	Osprey Partners Investment Management, LLC
Portfolio Manager, Value Equity Fund	Portfolio Manager, Value Equity Fund

Heritage Series Trust - Value Equity Fund
Investment Portfolio
April 30, 2002
(unaudited)

Shares		Market Value

Common Stocks—94.2% (a)

Aerospace/Defense— 1.9%
13,500	Boeing Company	$ 602,100

Apparel—3.1%
24,400	Jones Apparel Group Inc.*	950,380

Auto Manufacturers—2.2%
42,700	Ford Motor Company	683,200

Banks—11.5%
17,300	Mellon Financial Corporation	653,248
23,900	National City Corporation	745,680
22,000	Regions Financial Corporation	771,540
12,900	Union Planters Corporation	646,419
14,700	Wells Fargo & Company	751,905

		3,568,792

Broadcasting—2.3%
15,000	Clear Channel Communications, Inc.*	704,250

Chemicals—3.8%
24,100	Dow Chemical Company	766,380
11,100	Rohm & Haas Company	411,921
		1,178,301

Computers—7.5%
33,600	Compaq Computer Corporation	341,040
12,100	Electronic Data Systems Corporation	656,546
37,800	Hewlett-Packard Company	646,380
17,400	NCR Corporation*	676,164
		2,320,130

Cosmetics/Personal Care—2.1%
10,000	Kimberly-Clark Corporation	651,200

Diversified Manufacturer—2.4%
20,600	Honeywell International Inc.	755,608

Electric—5.3%
50,600	Calpine Corporation*	556,600
12,100	FPL Group, Inc.	768,229
5,900	TXU Corporation	321,078
		1,645,907

Electrical Components & Equipment—2.2%
12,600	Emerson Electric Company	672,714

Electronics—3.8%
22,600	Arrow Electronics Inc.	596,640
55,400	Sanmina Corporation*	576,160

		1,172,800

Shares		Market Value

Common Stocks (continued)

Financial Services—12.1%
23,800	Citigroup Inc.	1,030,540
4,000	Goldman Sachs Group, Inc.	315,000
20,100	MBNA Corporation	712,545
12,900	Merrill Lynch & Company, Inc.	541,026
50,600	Metris Companies, Inc.	659,824
10,400	Morgan Stanley Dean Witter & Company	496,288

		3,755,223

Food—2.2%
16,400	Safeway Inc.*	687,980

Mining—3.8%
18,500	Alcoa Inc.	629,555
7,400	Rio Tinto PLC, Sponsored ADR	559,810
		1,189,365

Oil & Gas—9.9%
7,600	Chevron Texaco Corporation	658,996
23,740	Conoco Inc.	665,907
16,520	Phillips Petroleum Company	988,061
21,500	Transocean Sedco Forex Inc.	763,250
		3,076,214

Pharmaceuticals—2.1%
12,000	Merck & Company, Inc.	652,080

Pipelines—4.2%
15,300	El Paso Corporation	612,000
36,800	Williams Companies, Inc.	702,880
		1,314,880

Retail—4.9%
23,300	CVS Corporation	780,084
25,700	McDonald’s Corporation	729,880
		1,509,964

Telecommunications—5.5%
12,100	Alltel Corporation	598,950
18,000	BellSouth Corporation	546,300
14,348	Verizon Communications Inc.	575,498
		1,720,748

Transportation—1.4%
14,300	CNF, Inc.	452,023
Total Common Stocks (cost $29,456,739)		29,263,859

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust - Value Equity Fund
Investment Portfolio
April 30, 2002
(unaudited)
(continued)

Market Value

Repurchase Agreement— (6.6%)
Repurchase Agreement with State Street Bank and
Trust Company, dated April 30, 2002 @
1.75% to be repurchased at $2,050,100 on
May 1, 2002, collateralized by $1,620,000
United States Treasury Bonds, 8.125% due
August 15, 2021, (market value $2,093,546
including interest)	$ 2,050,000
Total Investment Portfolio
(cost $31,506,739)(b),100.8%(a)	31,313,859
Other Assest and Liabilities, net (0.8%)(a)	(233,404)
Net Assets, 100.0%	$31,080,455

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)
The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized depreciation of $192,880 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $2,270,954 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,463,834.

ADR — American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Statements of Assets and Liabilities
April 30, 2002
(unaudited)

	Aggressive Growth Fund	Eagle International Equity Portfolio	Growth Equity Fund	Mid Cap Stock Fund
Assets

Investments, at market value (identified cost $85,743,014, $19,566,693, $237,951,826 and $278,931,735, respectively) (Note 1)	$106,997,387	$19,511,207	$246,917,875	$307,559,459
Repurchase agreement, at market value (identified cost is the same as market value) (Note 1)	18,722,000	—	436,000	25,103,000
Cash	206	881,179	105	820
Foreign currency (cost $343,986 ) .	—	343,971	—	—
Receivables:
Investments sold	1,601,922	1,476,303	9,201,041	8,185,529
Fund shares sold	843,583	1,325	1,211,839	8,398,713
Dividends and interest	2,881	89,143	95,490	18,217
Foreign taxes recoverable	—	25,244	—	—
Deferred organization expenses (Note 1)	—	—	—	2,585
Deferred state qualification expenses (Note 1)	7,195	20,554	17,855	19,166

Total assets	$128,175,174	$22,348,926	$257,880,205	$349,287,489

Liabilities

Payables (Note 4):
Investments purchased	$5,432,253	$1,898,619	$6,744,502	$18,937,226
Fund shares redeemed	158,428	130,219	627,002	1,029,995
Accrued management fee	85,997	8,805	161,509	184,061
Accrued distribution fees	64,115	14,217	144,779	139,588
Accrued shareholder servicing fee (Note 4)	50,133	7,257	88,673	44,000
Accrued fund accounting fee (Note 4)	20,406	8,900	20,407	20,300
Unrealized depreciation of forward currency contracts .	—	43,185	—	—
Other accrued expenses	22,421	18,948	22,984	31,727

Total liabilities	5,833,753	2,130,150	7,809,856	20,386,897

Net assets, at market value	$122,341,421	$20,218,776	$250,070,349	$328,900,592

Net Assets

Net assets consist of:
Paid-in capital (Note 5)	$109,527,501	$27,661,293	$332,225,766	$293,887,456
Accumulated net investment loss (Notes 1 and 5)	(802,059)	(153,275)	(1,075,453)	(1,158,018)
Accumulated net realized gain (loss) (Notes 1 and 5)	(7,638,394)	(7,192,150)	(90,046,013)	7,543,430
Net unrealized appreciation (depreciation) on investments and other assets and liabilities denominated in foreign currencies	21,254,373	(97,092)	8,966,049	28,627,724

Net assets, at market value	$122,341,421	$20,218,776	$250,070,349	$328,900,592

Net assets, at market value
Class A Shares	$58,141,358	$4,520,762	$109,215,742	$191,006,565
Class B Shares	20,409,635	438,260	40,871,712	39,270,392
Class C Shares	43,790,428	4,165,915	99,982,895	98,623,635
Eagle Class Shares	—	11,093,839	—	—

Total	$122,341,421	$20,218,776	$250,070,349	$328,900,592

Shares of beneficial interest outstanding
Class A Shares	2,539,385	260,660	4,012,295	8,054,702
Class B Shares	920,235	26,523	1,597,519	1,724,660
Class C Shares	1,974,307	252,204	3,909,122	4,329,889
Eagle Class Shares	—	663,367	—	—

Total	5,433,927	1,202,754	9,518,936	14,109,251

Net Asset Value—offering and redemption price per share (Notes 1 and 2) Class A Shares	$22.90	$17.34	$27.22	$23.71

Maximum offering price per Class A share (100/95.25 of $22.90, $17.34, $27.22 and $23.71), respectively	$24.04	$18.20	$28.58	$24.89

Class B Shares	$22.18	$16.52	$25.58	$22.77

Class C Shares	$22.18	$16.52	$25.58	$22.78

Eagle Class Shares		$16.72

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Statements of Assets and Liabilities
April 30, 2002
(unaudited)
(continued)

	Small Cap Stock Fund	Technology Fund	Value Equity Fund
Assets

Investments, at market value (identified cost $132,379,916, $40,445,609, and $29,456,739, respectively) (Note 1)	$175,503,087	$41,605,344	$29,263,859
Repurchase agreement, at market value (identified cost is the same as market value) (Note 1)	14,907,000	461,000	2,050,000
Cash	159	587	348
Receivables:
Investments sold	409,851	1,235,888	403,561
Fund shares sold	589,442	13,214	100,552
Dividends and interest	71,708	1,647	31,907
Deferred state qualification expenses (Note 1)	19,615	6,913	11,951

Total assets	$191,500,862	$43,324,593	$31,862,178

Liabilities

Payables (Note 4):
Investments purchased	$968,074	$1,500,136	$669,944
Fund shares redeemed	248,289	456,635	39,601
Accrued management fee	126,566	7,679	6,257
Accrued distribution fees	82,850	23,150	17,431
Accrued shareholder servicing fee (Note 4)	54,692	46,000	14,000
Accrued fund accounting fee (Note 4)	20,506	17,937	16,956
Other accrued expenses	22,961	21,087	17,534

Total liabilities	1,523,938	2,072,624	781,723

Net assets, at market value	$189,976,924	$41,251,969	$31,080,455

Net Assets

Net assets consist of:
Paid-in capital (Note 5)	$143,572,759	$115,474,015	$32,640,194
Undistributed net investment income (loss) (Notes 1 and 5)	(802,882)	(488,325)	4,168
Accumulated net realized gain (loss) (Notes 1 and 5)	4,083,876	(74,893,456)	(1,371,027)
Net unrealized appreciation (depreciation) on investments	43,123,171	1,159,735	(192,880)

Net assets, at market value	$189,976,924	$41,251,969	$31,080,455

Net assets, at market value
Class A Shares	$117,542,735	$20,541,422	$14,153,074
Class B Shares	13,951,304	8,154,797	2,504,222
Class C Shares	58,482,885	12,555,750	14,423,159

Total	$189,976,924	$41,251,969	$31,080,455

Shares of beneficial interest outstanding
Class A Shares	4,038,923	3,115,235	792,760
Class B Shares	510,182	1,261,035	142,674
Class C Shares	2,137,626	1,941,949	821,785

Total	6,686,731	6,318,219	1,757,219

Net Asset Value — offering and redemption price per share (Notes 1 and 2) Class A Shares	$29.10	$6.59	$17.85

Maximum offering price per Class A share (100/95.25 of $29.10, $6.59 and $17.85, respectively).	$30.55	$6.92	$18.74

Class B Shares	$27.35	$6.47	$17.55

Class C Shares	$27.36	$6.47	$17.55

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Statements of Operations
For the Six-Month Period Ended April 30, 2002
(unaudited)

	Aggressive Growth Fund	Eagle International Equity Portfolio	Growth Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund	Technology Fund	Value Equity Fund
Investment Income

Income:
Dividends	$37,768	$142,236 (a)	$942,707	$250,743	$410,501	$10,300	$289,382
Interest	125,622	2,331	58,905	111,584	119,406	6,219	17,459

Total income	163,390	144,567	1,001,612	362,327	529,907	16,519	306,841
Expenses (Notes 1 and 4):
Management fee	457,846	112,092	950,619	741,897	694,152	249,088	118,363
Distribution fee (Class A Shares)	62,897	6,158	134,906	136,225	131,710	30,989	17,908
Distribution fee (Class B Shares)	91,084	2,404	218,472	123,535	58,388	48,648	12,863
Distribution fee (Class C Shares)	185,140	21,714	509,396	287,562	257,660	76,484	73,321
Distribution fee (Eagle Class Shares)	—	63,341	—	—	—	—	—
Shareholder servicing fees (Note 4)	65,007	14,240	130,028	73,537	78,979	63,840	19,432
Custodian fee	13,817	50,074 (b)	23,233	22,995	15,705	16,328	7,735
Fund accounting fee (Note 4)	28,093	— (b)	28,695	30,476	30,511	24,259	23,785
Professional fees	19,278	21,208	18,278	17,777	18,168	18,777	18,668
State qualification expenses	22,970	25,994	32,734	47,303	22,015	26,085	17,835
Federal registration expense	—	—	—	8,003	399	—	—
Organization expenses	—	—	—	2,585	—	—	—
Reports to shareholders	12,582	12,100	23,000	16,010	16,602	12,769	10,941
Trustees’ fees and expenses	6,218	6,218	6,218	6,218	6,218	6,217	6,218
Other	517	793	1,486	6,222	2,282	1,466	986

Total expenses before waiver	965,449	336,336	2,077,065	1,520,345	1,332,789	574,950	328,055
Fees waived by Manager (Note 4)	—	(65,344)	—	—	—	(70,106)	(34,581)

Total expenses after waiver	965,449	270,992	2,077,065	1,520,345	1,332,789	504,844	293,474

Net investment income (loss)	(802,059)	(126,425)	(1,075,453)	(1,158,018)	(802,882)	(488,325)	13,367

Realized and Unrealized Gain (Loss) on Investments

Net realized gain (loss) from investment transactions	7,480,249	(1,995,120)	(4,172,152)	7,804,046	7,800,820	801,019	(1,218,757)
Net realized gain from foreign currency transactions	—	57,141	—	—	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	16,421,598	2,360,030	2,574,440	23,342,917	31,766,774	(116,930)	2,715,425
Net unrealized depreciation from foreign currency during the period	—	(41,606)	—	—	—	—	—

Net gain (loss) on investments	23,901,847	380,445	(1,597,712)	31,146,963	39,567,594	684,089	1,496,668

Net increase (decrease) in net assets resulting from operations	$23,099,788	$254,020	$(2,673,165)	$29,988,945	$38,764,712	$195,764	$1,510,035

(a)	Net of $22,882 foreign withholding taxes.
(b)	State Street Bank is the custodian and fund accountant for the Eagle International Equity Portfolio.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Statements of Changes in Net Assets

Aggressive Growth Fund	For the Six-Month Period Ended April 30, 2002 (unaudited)	For the Year Ended October 31, 2001

Increase (decrease) in net assets:
Operations:
Net investment loss	$(802,059)	$(979,459)
Net realized gain (loss) from investment transactions	7,480,249	(11,712,915)
Net unrealized appreciation (depreciation) of investments during the period	16,421,598	(13,576,829)

Net increase (decrease) in net assets resulting from operations	23,099,788	(26,269,203)
Distributions to shareholders from:
Net realized gains Class A Shares, ($3.53 per share)	—	(6,420,571)
Net realized gains Class B Shares, ($3.53 per share)	—	(2,513,198)
Net realized gains Class C Shares, ($3.53 per share)	—	(5,059,533)

Net distributions to shareholders	—	(13,993,302)
Increase in net assets from Fund share transactions (Note 2)	17,114,733	15,837,223

Increase (decrease) in net assets	40,214,521	(24,425,282)
Net assets, beginning of period	82,126,900	106,552,182

Net assets, end of period (including accumulated net investment loss of $802,059 for the period ended April 30, 2002)	$122,341,421	$82,126,900

Eagle International Equity Portfolio	For the Six-Month Period Ended April 30, 2002 (unaudited)	For the Year Ended October 31, 2001

Decrease in net assets:
Operations:
Net investment loss	$(126,425)	$(400,616)
Net realized loss from investment transactions	(1,995,120)	(5,058,278)
Net realized gains from foreign currency transactions	57,141	47,949
Net unrealized appreciation (depreciation) of investments during the period	2,360,030	(7,253,122)
Net unrealized appreciation (depreciation) from other assets and liabilities denominated in foreign currrency during the period	(41,606)	794

Net increase (decrease) in net assets resulting from operations	254,020	(12,663,273)
Distributions to shareholders from:
Net realized gains Class A Shares, ($2.31 per share)	—	(663,491)
Net realized gains Class B Shares, ($2.31 per share)	—	(66,547)
Net realized gains Class C Shares, ($2.31 per share)	—	(701,434)
Net realized gains Eagle Class Shares, ($2.31 per share)	—	(2,255,643)

Net distributions to shareholders	—	(3,687,115)
Decrease in net assets from Fund share transactions (Note 2)	(4,314,515)	(5,318,047)

Decrease in net assets	(4,060,495)	(21,668,435)
Net assets, beginning of period	24,279,271	45,947,706

Net assets, end of period (including accumulated net investment loss of $153,275 and $26,850, respectively)	$20,218,776	$24,279,271

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Statements of Changes in Net Assets
(continued)

Growth Equity Fund	For the Six-Month Period Ended April 30, 2002 (unaudited)	For the Year Ended October 31, 2001
Increase (decrease) in net assets:
Operations:
Net investment loss	$(1,075,453)	$(2,556,428)
Net realized loss from investment transactions	(4,172,152)	(76,078,372)
Net realized gain from covered call options written	—	304,989
Net unrealized appreciation (depreciation) of investments during the period	2,574,440	(37,991,220)

Net decrease in net assets resulting from operations	(2,673,165)	(116,321,031)
Distributions to shareholders from:
Net realized gains Class A Shares, ($8.61 per share)	—	(22,458,987)
Net realized gains Class B Shares, ($8.61 per share)	—	(8,155,442)
Net realized gains Class C Shares, ($8.61 per share)	—	(25,200,057)

Net distributions to shareholders	—	(55,814,486)
Increase in net assets from Fund share transactions (Note 2)	27,532,013	76,887,805

Increase (decrease) in net assets	24,858,848	(95,247,712)
Net assets, beginning of period	225,211,501	320,459,213

Net assets, end of period (including accumulated net investment loss of $1,075,453 for the period ended April 30, 2002)	$250,070,349	$225,211,501

Mid Cap Stock Fund	For the Six-Month Period Ended April 30, 2002 (unaudited)	For the Year Ended October 31, 2001
Increase in net assets:
Operations:
Net investment loss	$(1,158,018)	$(813,391)
Net realized gain from investment transactions	7,804,046	4,509,069
Net unrealized appreciation (depreciation) of investments during the period	23,342,917	(1,452,645)

Net increase in net assets resulting from operations	29,988,945	2,243,033
Distributions to shareholders from:
Net realized gains Class A Shares, ($0.59 and $4.11 per share, respectively)	(1,962,849)	(4,133,049)
Net realized gains Class B Shares, ($0.59 and $4.11 per share, respectively)	(504,360)	(818,470)
Net realized gains Class C Shares, ($0.59 and $4.11 per share, respectively)	(1,119,854)	(2,277,241)

Net distributions to shareholders	(3,587,063)	(7,228,760)
Increase in net assets from Fund share transactions (Note 2)	201,924,348	66,382,441

Increase in net assets	228,326,230	61,396,714
Net assets, beginning of period	100,574,362	39,177,648

Net assets, end of period (including accumulated net investment loss of $1,158,018 for the period ended April 30, 2002)	$328,900,592	$100,574,362

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Statements of Changes in Net Assets
(continued)

Small Cap Stock Fund	For the Six-Month Period Ended April 30, 2002 (unaudited)	For the Year Ended October 31, 2001

Increase (decrease) in net assets:
Operations:
Net investment loss	$(802,882)	$(1,114,259)
Net realized gain from investment transactions	7,800,820	6,580,253
Net unrealized appreciation (depreciation) of investments during the period	31,766,774	(16,191,164)

Net increase (decrease) in net assets resulting from operations	38,764,712	(10,725,170)
Distributions to shareholders from:
Net realized gains Class A Shares, ($1.59 and $2.95 per share, respectively)	(5,945,476)	(10,637,933)
Net realized gains Class B Shares, ($1.59 and $2.95 per share, respectively)	(682,221)	(1,102,174)
Net realized gains Class C Shares, ($1.59 and $2.95 per share, respectively)	(3,058,749)	(5,296,167)

Net distributions to shareholders	(9,686,446)	(17,036,274)
Increase in net assets from Fund share transactions (Note 2)	14,390,086	5,763,940

Increase (decrease) in net assets	43,468,352	(21,997,504)
Net assets, beginning of period	146,508,572	168,506,076

Net assets, end of period (including accumulated net investment loss of $802,882 for the period ended April 30, 2002)	$189,976,924	$146,508,572

Technology Fund	For the Six-Month Period Ended April 30, 2002 (unaudited)	For the Year Ended October 31, 2001

Decrease in net assets:
Operations:
Net investment loss	$(488,325)	$(1,265,034)
Net realized gain (loss) from investment transactions	801,019	(63,624,902)
Net unrealized depreciation of investments during the period	(116,930)	(10,446,824)

Net increase (decrease) in net assets resulting from operations	195,764	(75,336,760)
Distributions to shareholders from:
Net realized gains Class A Shares, ($0.96 per share)	—	(3,529,304)
Net realized gains Class B Shares, ($0.96 per share)	—	(1,341,566)
Net realized gains Class C Shares, ($0.96 per share)	—	(2,274,025)

Net distributions to shareholders	—	(7,144,895)
Decrease in net assets from Fund share transactions (Note 2)	(5,210,850)	(67,309)

Decrease in net assets	(5,015,086)	(82,548,964)
Net assets, beginning of period	46,267,055	128,816,019

Net assets, end of period (including accumulated net investment loss of $488,325 for the period ended April 30, 2002)	$41,251,969	$46,267,055

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Statements of Changes in Net Assets
(continued)

Value Equity Fund	For the Six-Month Period Ended April 30, 2002 (unaudited)	For the Year Ended October 31, 2001
Increase in net assets:
Operations:
Net investment income	$13,367	$161,312
Net realized loss from investment transactions	(1,218,757)	(39,972)
Net unrealized appreciation (depreciation) of investments during the period	2,715,425	(4,458,811)

Net increase (decrease) in net assets resulting from operations	1,510,035	(4,337,471)
Distributions to shareholders from:
Net investment income Class A Shares, ($0.07 and $0.30 per share, respectively)	(56,999)	(182,887)
Net investment income Class B Shares, ($0.00 and $0.16 per share, respectively)	—	(7,769)
Net investment income Class C Shares, ($0.00 and $0.16 per share, respectively)	—	(92,328)
Net realized gains Class A Shares, ($0.97 per share)	—	(594,015)
Net realized gains Class B Shares, ($0.97 per share)	—	(47,926)
Net realized gains Class C Shares, ($0.97 per share)	—	(569,562)

Net distributions to shareholders	(56,999)	(1,494,487)
Increase in net assets from Fund share transactions (Note 2)	752,204	9,205,292

Increase in net assets	2,205,240	3,373,334
Net assets, beginning of period	28,875,215	25,501,881

Net assets, end of period (including undistributed net investment income of $4,168 and $47,800, respectively)	$31,080,455	$28,875,215

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust - Aggressive Growth Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*								Class B Shares*								Class C Shares*
	For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,						For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,						For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,
			2001	2000		1999	1998†				2001	2000		1999	1998†				2001	2000		1999	1998†
Net asset value, beginning of period	$17.98		$27.46	$20.80		$15.35	$14.29		$17.48		$26.98	$20.61		$15.33	$14.29		$17.48		$26.98	$20.61		$15.33	$14.29

Income from Investment Operations:
Net investment loss	(0.12)		(0.13)	(0.24	)(a)	(0.15)	—		(0.19)		(0.28)	(0.43	)(a)	(0.29)	(0.03)		(0.19)		(0.28)	(0.43	)(a)	(0.29)	(0.03)
Net realized and unrealized gain (loss) on investments	5.04		(5.82)	9.10		5.60	1.06		4.89		(5.69)	9.00		5.57	1.07		4.89		(5.69)	9.00		5.57	1.07

Total from Investment Operations	4.92		(5.95)	8.86		5.45	1.06		4.70		(5.97)	8.57		5.28	1.04		4.70		(5.97)	8.57		5.28	1.04

Less Distributions:
Distributions from net realized gains	—		(3.53)	(2.20)		—	—		—		(3.53)	(2.20)		—	—		—		(3.53)	(2.20)		—	—

Net asset value, end of period	$22.90		$17.98	$27.46		$20.80	$15.35		$22.18		$17.48	$26.98		$20.61	$15.33		$22.18		$17.48	$26.98		$20.61	$15.33

Total Return (%) (b)	27.43	(c)	(23.66)	44.87		35.50	7.42	(c)	26.89	(c)	(24.23)	43.80		34.44	7.28	(c)	26.89	(c)	(24.23)	43.80		34.44	7.28	(c)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/ recovered (%)	1.44	(d)	1.47	1.57	(a)	1.65	1.65	(d)	2.19	(d)	2.22	2.32	(a)	2.40	2.40	(d)	2.19	(d)	2.22	2.32	(a)	2.40	2.40	(d)
Without expenses waived/ recovered (%)	1.44	(d)	1.47	1.48		1.79	3.64	(d)	2.19	(d)	2.22	2.23		2.54	4.39	(d)	2.19	(d)	2.22	2.22		2.54	4.39	(d)
Net investment loss to average daily net assets (%)	(1.13	)(d)	(0.63)	(0.88)		(0.78)	0.08	(d)	(1.88	)(d)	(1.39)	(1.64)		(1.53)	(0.77	)(d)	(1.88	)(d)	(1.39)	(1.62)		(1.53)	(0.71	)(d)
Portfolio turnover rate (%)	90		249	252		195	34		90		249	252		195	34		90		249	252		195	34
Net assets, end of period ($ millions)	58		38	50		27	11		20		15	19		10	4		44		30	38		16	3

*	Per share amounts have been calculated using the monthly average share method.
†	For the period August 20, 1998 (commencement of operations) to October 31, 1998.
(a)	The year ended October 31, 2000 includes payment of previously waived management fees to the Manager for Class A, B and C Shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust - Eagle International Equity Portfolio
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*
	For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,					For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,
			2001	2000	1999	1998	1997			2001	2000	1999	1998 †
Net asset value, beginning of period	$17.14		$27.41	$31.56	$25.43	$23.97	$22.25	$16.39		$26.49	$30.83	$25.03	$23.95

Income from Investment Operations:
Net investment income (loss)	(0.05)		(0.13)	(0.22)	(0.09)	(0.01)	0.05	(0.11)		(0.29)	(0.43)	(0.30)	(0.16)
Net realized and unrealized gain (loss) on investments	0.25		(7.83)	0.51	6.34	2.14	2.28	0.24		(7.50)	0.53	6.22	1.24

Total from Investment Operations	0.20		(7.96)	0.29	6.25	2.13	2.33	0.13		(7.79)	0.10	5.92	1.08

Less Distributions:
Dividends from net investment income	—		—	—	—	(0.05)	(0.44)	—		—	—	—	—
Distributions from net realized gains	—		(2.31)	(4.44)	(0.12)	(0.62)	(0.17)	—		(2.31)	(4.44)	(0.12)	—

Total Distributions	—		(2.31)	(4.44)	(0.12)	(0.67)	(0.61)	—		(2.31)	(4.44)	(0.12)	—

Net asset value, end of period	$17.34		$17.14	$27.41	$31.56	$25.43	$23.97	$16.52		$16.39	$26.49	$30.83	$25.03

Total Return (%) (a)	1.17	(c)	(31.37)	(1.31)	24.68	9.04 (b)	10.71 (b)	0.79	(c)	(31.86)	(2.00)	23.70	4.51	(c)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%) .	1.90	(d)	1.90	1.97	1.97	1.97	1.97	2.65	(d)	2.65	2.72	2.72	2.72	(d)
Without expenses waived (%)	2.48	(d)	2.16	1.97	2.02	2.08	2.23	3.23	(d)	2.91	2.72	2.77	2.83	(d)
Net investment income (loss) to average daily net assets (%)	(0.62	)(d)	(0.63)	(0.71)	(0.32)	(0.02)	0.22	(1.37	)(d)	(1.36)	(1.46)	(1.04)	(0.71	)(d)
Portfolio turnover rate (%)	87		174	67	78	71	50	87		174	67	78	71
Net assets, end of period ($ millions)	5		5	10	8	7	6	0.4		1	1	0.5	0.2

*	Per share amounts have been calculated using the monthly average share method.
†	For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	These returns are calculated based on the published net asset value at October 31, 1997.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust - Eagle International Equity Portfolio
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class C Shares*							Eagle Shares*
	For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,					For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,
			2001	2000	1999	1998	1997			2001	2000	1999		1998	1997
Net asset value, beginning of period	$16.39		$26.48	$30.83	$25.03	$23.73	$22.12	$16.58		$26.72	$31.04	$25.17		$23.83	$22.14

Income from Investment Operations:
Net investment loss	(0.11)		(0.28)	(0.44)	(0.30)	(0.20)	(0.13)	(0.10)		(0.27)	(0.41)	(0.27	)(b)	(0.17)	(0.11)
Net realized and unrealized gain (loss) on investments	0.24		(7.50)	0.53	6.22	2.12	2.25	0.24		(7.56)	0.53	6.26		2.13	2.28

Total from Investment Operations	0.13		(7.78)	0.09	5.92	1.92	2.12	0.14		(7.83)	0.12	5.99		1.96	2.17

Less Distributions:
Dividends from net investment income	—		—	—	—	—	(0.34)	—		—	—	—		—	(0.31)
Distributions from net realized gains	—		(2.31)	(4.44)	(0.12)	(0.62)	(0.17)	—		(2.31)	(4.44)	(0.12)		(0.62)	(0.17)

Total Distributions	—		(2.31)	(4.44)	(0.12)	(0.62)	(0.51)	—		(2.31)	(4.44)	(0.12)		(0.62)	(0.48)

Net asset value, end of period	$16.52		$16.39	$26.48	$30.83	$25.03	$23.73	$16.72		$16.58	$26.72	$31.04		$25.17	$23.83

Total Return (%) (a)	0.79	(c)	(31.83)	(2.04)	23.70	8.24 (b)	9.79 (b)	0.84	(c)	(31.71)	(1.91)	23.85		8.38 (b)	9.98 (b)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	2.65	(d)	2.65	2.72	2.72	2.72	2.72	2.53	(d)	2.53	2.60	2.60		2.60	2.60
Without expenses waived (%)	3.23	(d)	2.91	2.72	2.77	2.83	2.98	3.11	(d)	2.79	2.60	2.65		2.71	2.86
Net investment loss to average daily net assets (%)	(1.35	)(d)	(1.36)	(1.45)	(1.06)	(0.79)	(0.52)	(1.24	)(d)	(1.30)	(1.35)	(0.95)		(0.67)	(0.47)
Portfolio turnover rate (%)	87		174	67	78	71	50	87		174	67	78		71	50
Net assets, end of period ($ millions)	4		5	8	7	6	4	11		14	27	32		33	32

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	These returns are calculated based on the published net asset value at October 31, 1997.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust - Growth Equity Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*								Class B Shares*							Class C Shares*
	For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,						For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,					For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,
			2001	2000	1999	1998	1997				2001	2000	1999	1998†				2001	2000	1999	1998	1997
Net asset value, beginning of period	$27.20		$50.91	$43.44	$28.82	$23.77	$17.74		$25.66		$48.87	$42.17	$28.18	$24.33		$25.65		$48.86	$42.15	$28.18	$23.42	$17.61

Income from Investment Operations:
Net investment loss	(0.06)		(0.18)	(0.39)	(0.20)	(0.11)	(0.07	)(a)	(0.16)		(0.40)	(0.77)	(0.47)	(0.23)		(0.16)		(0.40)	(0.76)	(0.47)	(0.31)	(0.24	)(a)
Net realized and unrealized gain (loss) on investments	0.08		(14.92)	13.33	14.82	5.48	6.10		0.08		(14.20)	12.94	14.46	4.08		0.09		(14.20)	12.94	14.44	5.39	6.05

Total from Investment Operations	0.02		(15.10)	12.94	14.62	5.37	6.03		(0.08)		(14.60)	12.17	13.99	3.85		(0.07)		(14.60)	12.18	13.97	5.08	5.81

Less Distributions:
Distributions from net realized gains	—		(8.61)	(5.47)	—	(0.32)	—		—		(8.61)	(5.47)	—	—		—		(8.61)	(5.47)	—	(0.32)	—

Net asset value, end of period	$27.22		$27.20	$50.91	$43.44	$28.82	$23.77		$25.58		$25.66	$48.87	$42.17	$28.18		$25.58		$25.65	$48.86	$42.15	$28.18	$23.42

Total Return (%) (b)	0.07	(c)	(34.31)	31.04	50.73	22.84	33.99		(0.31	)(c)	(34.82)	30.05	49.65	15.82	(c)	(0.31	)(c)	(34.82)	30.09	49.57	21.93	32.99
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses recovered (%)	1.21	(d)	1.22	1.19	1.24	1.38	1.61	(a)	1.96	(d)	1.97	1.94	1.98	2.11	(d)	1.96	(d)	1.97	1.94	1.99	2.13	2.36	(a)
Without expenses recovered (%)	1.21	(d)	1.22	1.19	1.24	1.38	1.54		1.96	(d)	1.97	1.94	1.98	2.11	(d)	1.96	(d)	1.97	1.94	1.99	2.13	2.29
Net investment loss to average daily net assets (%)	(0.42	)(d)	(0.53)	(0.73)	(0.56)	(0.40)	(0.35)		(1.16	)(d)	(1.28)	(1.48)	(1.30)	(1.10	)(d)	(1.17	)(d)	(1.28)	(1.48)	(1.31)	(1.15)	(1.14)
Portfolio turnover rate (%)	71		205	392	160	54	50		71		205	392	160	54		71		205	392	160	54	50
Net assets, end of period ($ millions)	109		93	135	67	40	24		41		40	45	16	5		100		92	141	75	39	18

*	Per share amounts have been calculated using the monthly average share method.
†	For the period January 2, 1998 (commencement of Class B Shares) to October 31,1998.
(a)	The year ended October 31, 1997 includes payment of previously waived management fees to the Manager for Class A and C Shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust - Mid Cap Stock Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*								Class B Shares*								Class C Shares*
			For the Years Ended October 31,								For the Years Ended October 31,								For the Years Ended October 31,
	For the Six-Month Period Ended April 30, 2002 (unaudited)		2001		2000	1999	1998†		For the Six-Month Period Ended April 30, 2002 (unaudited)		2001		2000	1999	1998††		For the Six-Month Period Ended April 30, 2002 (unaudited)		2001		2000	1999	1998†
Net asset value, beginning of period	$20.21		$23.19		$16.56	$14.28	$14.29		$19.50		$22.66		$16.32	$14.17	$14.42		$19.51		$22.67		$16.32	$14.18	$14.29

Income from Investment Operations:
Net investment loss	(0.10)		(0.21	)(a)	(0.24)	(0.18)	(0.15)		(0.18)		(0.35	)(a)	(0.39)	(0.30)	(0.23)		(0.17)		(0.35	)(a)	(0.39)	(0.30)	(0.25)
Net realized and unrealized gain (loss) on investments	4.19		1.34		7.17	2.46	0.14		4.04		1.30		7.03	2.45	(0.02)		4.03		1.30		7.04	2.44	0.14

Total from Investment Operations	4.09		1.13		6.93	2.28	(0.01)		3.86		0.95		6.64	2.15	(0.25)		3.86		0.95		6.65	2.14	(0.11)

Less Distributions:
Distributions from net realized gains	(0.59)		(4.11)		(0.30)	—	—		(0.59)		(4.11)		(0.30)	—	—		(0.59)		(4.11)		(0.30)	—	—

Net asset value, end of period	$23.71		$20.21		$23.19	$16.56	$14.28		$22.77		$19.50		$22.66	$16.32	$14.17		$22.78		$19.51		$22.67	$16.32	$14.18

Total Return (%) (b)	20.59	(c)	6.70		42.30	15.97	(0.07	)(c)	20.22	(c)	5.93		41.13	15.17	(1.73	)(c)	20.21	(c)	5.93		41.19	15.09	(0.77	)(c)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.27	(d)	1.55	(a)	1.55	1.60	1.60	(d)	2.02	(d)	2.30	(a)	2.30	2.35	2.35	(d)	2.02	(d)	2.30	(a)	2.30	2.35	2.35	(d)
Without expenses waived/recovered (%)	1.24	(d)	1.50		1.63	1.70	1.86	(d)	1.99	(d)	2.25		2.38	2.45	2.61	(d)	1.99	(d)	2.25		2.38	2.45	2.61	(d)
Net investment loss to average daily net assets (%)	(0.89	)(d)	(1.04)		(1.13)	(1.19)	(0.99	)(d)	(1.64	)(d)	(1.80)		(1.87)	(1.94)	(1.85	)(d)	(1.64	)(c)	(1.80)		(1.88)	(1.95)	(1.75	)(d)
Portfolio turnover rate (%)	85		218		265	192	129		85		218		265	192	129		85		218		265	192	129
Net assets, end of period ($ millions)	191		56		23	15	16		39		13		4	2	2		99		31		12	9	9

*	Per share amounts have been calculated using the monthly average share method.
†	For the period November 6, 1997 (commencement of operations) to October 31, 1998.
††	For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a)	The year ended October 31, 2001 includes payment of previously waived management fees to the Manger for Class A, B and C Shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Small Cap Stock Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*							Class C Shares*
	For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,					For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,					For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,
			2001	2000	1999	1998	1997			2001	2000	1999	1998†				2001	2000	1999	1998	1997
Net asset value, beginning of period	$24.41		$29.17	$23.21	$22.62	$30.39	$24.08	$23.11		$27.97	$22.41	$22.00	$27.98		$23.12		$27.98	$22.42	$22.01	$29.83	$23.84

Income from Investment Operations:
Net investment loss	(0.09)		(0.11)	(0.12)	(0.04)	(0.06)	(0.02)	(0.18)		(0.29)	(0.33)	(0.22)	(0.20)		(0.18)		(0.29)	(0.32)	(0.22)	(0.26)	(0.23)
Net realized and unrealized gain (loss) on investments	6.37		(1.70)	6.08	0.63	(5.98)	8.21	6.01		(1.62)	5.89	0.63	(5.78)		6.01		(1.62)	5.88	0.63	(5.83)	8.10

Total from Investment Operations	6.28		(1.81)	5.96	0.59	(6.04)	8.19	5.83		(1.91)	5.56	0.41	(5.98)		5.83		(1.91)	5.56	0.41	(6.09)	7.87

Less Distributions:
Distributions from net realized gains	(1.59)		(2.95)	—	—	(1.73)	(1.88)	(1.59)		(2.95)	—	—	—		(1.59)		(2.95)	—	—	(1.73)	(1.88)

Net asset value, end of period	$29.10		$24.41	$29.17	$23.21	$22.62	$30.39	$27.35		$23.11	$27.97	$22.41	$22.00		$27.36		$23.12	$27.98	$22.42	$22.01	$29.83

Total Return (%) (a)	26.72	(b)	(6.40)	25.68	2.61	(20.96)	36.68	26.26	(b)	(7.10)	24.81	1.86	(21.37	)(b)	26.25	(b)	(7.10)	24.80	1.86	(21.55)	35.63
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.30	(c)	1.30	1.30	1.26	1.22	1.25	2.05	(c)	2.05	2.05	2.01	1.98	(c)	2.05	(c)	2.05	2.05	2.01	1.97	2.00
Without expenses waived (%)	1.30	(c)	1.33	1.30	1.26	1.22	1.25	2.05		2.08	2.05	2.01	1.98	(c)	2.05	(c)	2.08	2.05	2.01	1.97	2.00
Net investment loss to average daily net assets (%)	(0.67	)(c)	(0.42)	(0.44)	(0.18)	(0.22)	(0.09)	(1.42	)(c)	(1.17)	(1.19)	(0.95)	(0.93	)(c)	(1.42	)(c)	(1.17)	(1.18)	(0.94)	(0.96)	(0.85)
Portfolio turnover rate (%).	24		85	85	42	52	54	24		85	85	42	52		24		85	85	42	52	54
Net assets, end of period ($ millions) . .	118		92	107	125	174	222	14		10	10	9	9		58		44	51	61	84	90

*	Per share amounts have been calculated using the monthly average share method.
†	For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.
The accompanying notes are an integral part of the financial statements.

Heritage Technology Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*					Class B Shares*					Class C Shares*
	For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,			For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,			For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,
			2001	2000†				2001	2000†				2001	2000†
Net asset value, beginning of period	$6.64		$17.43	$14.29		$6.53		$17.31	$14.29		$6.53		$17.30	$14.29

Income from Investment Operations:
Net investment loss	(0.06)		(0.13)	(0.26)		(0.09)		(0.21)	(0.40)		(0.09)		(0.20)	(0.40)
Net realized and unrealized gain (loss) on investments	0.01		(9.70)	3.40		0.03		(9.61)	3.42		0.03		(9.61)	3.41

Total from Investment Operations	(0.05)		(9.83)	3.14		(0.06)		(9.82)	3.02		(0.06)		(9.81)	3.01

Less Distributions:
Distributions from net realized gains	—		(0.96)	—		—		(0.96)	—		—		(0.96)	—

Net asset value, end of period	$6.59		$6.64	$17.43		$6.47		$6.53	$17.31		$6.47		$6.53	$17.30

Total Return (%) (a)	(0.75	)(b)	(58.84)	21.97	(b)	(0.92	)(b)	(59.21)	21.13	(b)	(0.92	)(b)	(59.19)	21.06	(b)
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.65	(c)	1.65	1.62	(c)	2.40	(c)	2.40	2.37	(c)	2.40	(c)	2.40	2.37	(c)
Without expenses waived/recovered (%)	1.93	(c)	1.77	1.62	(c)	2.68	(c)	2.52	2.37	(c)	2.68	(c)	2.52	2.37	(c)
Net investment loss to average daily net assets (%)	(1.58	)(c)	(1.36)	(1.37	)(c)	(2.33	)(c)	(2.11)	(2.12	)(c)	(2.33	)(c)	(2.11)	(2.12	)(c)
Portfolio turnover rate (%)	91		555	441		91		555	441		91		555	441
Net assets, end of period ($ millions)	21		23	65		8		9	24		13		14	40

*	Per share amounts have been calculated using the monthly average share method.
†	For the period November 18, 1999 (commencement of operations) to October 31, 2000.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized

The accompanying notes are an integral part of the financial statements.

Heritage Value Equity Fund
Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares*							Class B Shares*							Class C Shares*
	For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,					For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,					For the Six-Month Period Ended April 30, 2002 (unaudited)		For the Years Ended October 31,
			2001	2000	1999	1998	1997			2001	2000	1999	1998†				2001	2000	1999	1998	1997
Net asset value, beginning of period	$16.99		$20.49	$18.33	$18.56	$24.27	$20.27	$16.70		$20.16	$18.06	$18.29	$19.60		$16.69		$20.16	$18.06	$18.28	$23.98	$20.06

Income from Investment Operations:
Net investment income (loss)	0.05		0.19	0.21	0.12	0.15	0.22 (a)	(0.02)		0.02	0.07	(0.02)	0.02		(0.02)		0.04	0.07	(0.02)	—	0.05 (a)
Net realized and unrealized gain (loss) on investments	0.88		(2.42)	2.48	(0.07)	(0.76)	5.23	0.87		(2.35)	2.45	(0.08)	(1.33)		0.88		(2.38)	2.45	(0.07)	(0.75)	5.20

Total from Investment Operations	0.93		(2.23)	2.69	0.05	(0.61)	5.45	0.85		(2.33)	2.52	(0.10)	(1.31)		0.86		(2.34)	2.52	(0.09)	(0.75)	5.25

Less Distributions:
Dividends from net investment income	(0.07)		(0.30)	(0.11)	(0.16)	(0.20)	(0.15)	—		(0.16)	—	(0.01)	—		—		(0.16)	—	(0.01)	(0.05)	(0.03)
Distributions from net realized gains	—		(0.97)	(0.42)	(0.12)	(4.90)	(1.30)	—		(0.97)	(0.42)	(0.12)	—		—		(0.97)	(0.42)	(0.12)	(4.90)	(1.30)

Total Distributions	(0.07)		(1.27)	(0.53)	(0.28)	(5.10)	(1.45)	—		(1.13)	(0.42)	(0.13)	—		—		(1.13)	(0.42)	(0.13)	(4.95)	(1.33)

Net asset value, end of period	$17.85		$16.99	$20.49	$18.33	$18.56	$24.27	$17.55		$16.70	$20.16	$18.06	$18.29		$17.55		$16.69	$20.16	$18.06	$18.28	$23.98

Total Return (%) (b)	5.49	(c)	(11.57)	15.13	0.24	(3.52)	28.69	5.09	(c)	(12.21)	14.28	(0.56)	(6.68	)(c)	5.15	(c)	(12.26)	14.28	(0.50)	(4.27)	27.79
Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived/recovered (%)	1.45	(d)	1.45	1.45	1.45	1.45	1.61 (a)	2.20	(d)	2.20	2.20	2.20	2.20	(d)	2.20	(d)	2.20	2.20	2.20	2.20	2.36 (a)
Without expenses waived/recovered (%)	1.67	(d)	1.69	1.72	1.70	1.58	1.53	2.42	(d)	2.44	2.47	2.45	2.33	(d)	2.42	(d)	2.44	2.47	2.45	2.33	2.28
Net investment income (loss) to average daily net assets (%)	0.49	(d)	0.94	1.14	0.63	0.74	0.96	(0.25	)(d)	0.11	0.40	(0.13)	0.15	(d)	(0.26	)(d)	0.18	0.40	(0.12)	(0.01)	0.21
Portfolio turnover rate (%)	38		76	95	137	132	155	38		76	95	137	132		38		76	95	137	132	155
Net assets, end of period ($ millions)	14		13	13	15	18	19	3		2	1	1	1		14		13	12	12	14	13

*	Per share amounts have been calculated using the monthly average share method.
†	For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a)	The year ended October 31, 1997 includes payment of previously waived management fees to the Manager for Class A and C Shares.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Series Trust
Notes to Financial Statements
(unaudited)

Note 1:
Significant Accounting Policies.    Heritage Series Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and presently offers shares in seven series, the Aggressive Growth Fund, the Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund (each, a “Fund” and collectively, the “Funds”). The Aggressive Growth Fund primarily seeks long-term capital appreciation by investing in equity securities of companies that may have significant growth potential. The Eagle International Equity Portfolio primarily seeks capital appreciation through investments in a portfolio of international equity securities. The Growth Equity Fund primarily seeks growth through long-term capital appreciation. The Mid Cap Stock Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with medium market capitalization. The Small Cap Stock Fund seeks long-term capital appreciation by investing principally in the equity securities of companies with small market capitalization. The Technology Fund seeks long-term capital appreciation through equity investments in companies that rely extensively on technology in their processes, products or services or may be expected to benefit from technological advances and improvements in industry, manufacturing and commerce. The Value Equity Fund primarily seeks long-term capital appreciation and, secondarily, seeks current income. The Funds currently offer Class A, Class B and Class C Shares. Class A Shares are sold subject to a sales charge of 4.75% of the amount invested payable at the time of purchase. Class A Share investments greater than $1 million, where a maximum sales charge is waived, may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B Shares are sold subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price), declining over a six-year period. Class C Shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The Eagle International Equity Portfolio also offers Eagle Class Shares, which are subject to certain minimum investment requirements and are sold without any sales charge. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Security Valuation: Each Fund values investment securities at market value based on the last quoted sales price as reported by the principal securities exchange on which the security is traded or the Nasdaq Stock Market. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Securities that are quoted in a foreign currency will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time the Eagle International Equity Portfolio calculates its daily net asset value per share. Although the Eagle International Equity Portfolio values its assets in U.S. dollars on a daily basis, it does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

Foreign Currency Transactions: The books and records of the Eagle International Equity Portfolio are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Eagle International Equity Portfolio does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized gain (loss) and unrealized appreciation (depreciation) from foreign currency transactions include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of foreign currency and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Contracts: The Eagle International Equity Portfolio is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies and to enhance total return. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the gain or loss is realized. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Heritage Series Trust
Notes to Financial Statements
(unaudited)
(continued)

Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Net Realized Gains: Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

State Qualification Expenses: State qualification expenses are amortized based either on the time period covered by the qualification or as related shares are sold, whichever is appropriate for each state.

Written Options: When a Fund writes a covered call option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is based on the last offering price on the principal exchange on which such option is traded. The Fund receives a premium on the sale of an option, but gives up the opportunity to profit from any increase in stock value above the exercise price of the option. If an option that a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.

Purchased Options: Certain Funds of the Trust are authorized to enter into options contracts to manage exposure to market, interest rate or currency fluctuations. Contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The primary risks associated with the use of options is imperfect correlation between the change in the value of the options and the market value of the security held, possibility of an illiquid market and the inability of the counter-party to meet the terms of their contracts.

Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, and shareholders service fees with respect to Eagle International Equity Portfolio, are charged directly to that class.

Organization Expenses: Expenses incurred in connection with the formation of each Fund, except the Aggressive Growth Fund and Technology Fund, were deferred and are being amortized on a straight-line basis over 60 months from the date of commencement of operations for the respective Funds. As of April 30, 2002, all such expenses have been amortized except for $2,585 related to the Mid Cap Stock Fund.

Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Heritage Series Trust
Notes to Financial Statements
(unaudited)
(continued)

Note 2:	Fund Shares. At April 30, 2002 there were an unlimited number of shares of beneficial interest of no par value authorized.

Aggressive Growth Fund

Transactions in Class A, B and C Shares of the Fund during the six-month period ended April 30, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	890,146	$19,325,792	99,477	$2,096,022	402,663	$8,628,885
Shares redeemed	(445,391)	(9,753,981)	(30,440)	(629,048)	(121,727)	(2,552,937)

Net increase	444,755	$9,571,811	69,037	$1,466,974	280,936	$6,075,948

Shares outstanding:
Beginning of year	2,094,630		851,198		1,693,371

End of year	2,539,385		920,235		1,974,307

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	322,304	$6,567,569	170,262	$3,537,704	405,969	$8,298,985
Shares issued on reinvestment of distributions	291,143	6,185,709	117,802	2,450,114	241,071	5,014,142
Shares redeemed	(336,026)	(6,629,083)	(124,663)	(2,410,026)	(365,390)	(7,177,891)

Net increase	277,421	$6,124,195	163,401	$3,577,792	281,650	$6,135,236

Shares outstanding:
Beginning of year	1,817,209		687,797		1,411,721

End of year	2,094,630		851,198		1,693,371

Eagle International Equity Portfolio

Transactions in Class A, B and C Shares and Eagle Class Shares of the Fund during the six-month period ended April 30, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares		Eagle Class Shares
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	160,010	$2,736,548	3,256	$53,782	21,259	$351,011	2,439	$40,531
Shares redeemed	(197,306)	(3,398,480)	(9,824)	(162,584)	(49,679)	(817,781)	(185,173)	(3,117,542)

Net increase (decrease)	(37,296)	$(661,932)	(6,568)	$(108,802)	(28,420)	$(466,770)	(182,734)	$(3,077,011)

Shares outstanding:
Beginning of year	297,956		33,091		280,624		846,101

End of year	260,660		26,523		252,204		663,367

Heritage Series Trust
Notes to Financial Statements
(unaudited)
(continued)

Transactions in Class A, B and C Shares and Eagle Class Shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares		Eagle Class Shares
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	348,332	$6,948,272	24,184	$496,988	113,917	$2,325,044	71,239	$1,750,065
Shares issued on reinvestment of distributions	26,389	624,360	2,715	61,801	30,550	695,007	97,141	2,233,272
Shares redeemed	(434,636)	(9,239,540)	(22,773)	(458,447)	(165,204)	(3,191,785)	(347,215)	(7,563,084)

Net increase (decrease)	(59,915)	$(1,666,908)	4,126	$100,342	(20,737)	$(171,734)	(178,835)	$(3,579,747)

Shares outstanding:
Beginning of year	357,871		28,965		301,361		1,024,936

End of year	297,956		33,091		280,624		846,101

Growth Equity Fund

Transactions in Class A, B and C Shares of the Fund during the six-month period ended April 30, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,015,768	$30,038,275	287,081	$8,035,619	718,657	$19,946,149
Shares redeemed	(412,425)	(12,131,200)	(258,562)	(7,135,411)	(405,656)	(11,221,419)

Net increase	603,343	$17,907,075	28,519	$900,208	313,001	$8,724,730

Shares outstanding:
Beginning of year	3,408,952		1,569,000		3,596,121

End of year	4,012,295		1,597,519		3,909,122

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,073,635	$35,913,667	872,372	$27,010,662	948,276	$30,743,601
Shares issued on reinvestment of distributions	574,383	21,538,131	220,269	7,842,489	684,654	24,381,666
Shares redeemed	(882,851)	(29,842,334)	(450,016)	(13,433,532)	(914,234)	(27,266,545)

Net increase	765,167	$27,609,464	642,625	$21,419,619	718,696	$27,858,722

Shares outstanding:
Beginning of year	2,643,785		926,375		2,877,425

End of year	3,408,952		1,569,000		3,596,121

Heritage Series Trust
Notes to Financial Statements
(unaudited)
(continued)

Mid Cap Stock Fund

Transactions in Class A, B and C Shares of the Fund during the six-month period ended April 30, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,901,434	$133,753,913	1,067,759	$23,186,747	2,801,100	$61,198,919
Shares issued on reinvestment of distributions	87,091	1,854,169	23,995	491,891	53,659	1,100,545
Shares redeemed	(701,464)	(15,730,454)	(57,448)	(1,244,180)	(123,264)	(2,687,202)

Net increase	5,287,061	$119,877,628	1,034,306	$22,434,458	2,731,495	$59,612,262

Shares outstanding:
Beginning of year	2,767,641		690,354		1,598,394

End of year	8,054,702		1,724,660		4,329,889

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,829,503	$36,894,655	503,600	$9,967,715	1,080,067	$21,265,615
Shares issued on reinvestment of distributions	216,098	3,956,094	45,031	801,108	122,713	2,183,194
Shares redeemed	(264,268)	(5,225,758)	(42,064)	(804,179)	(140,133)	(2,656,003)

Net increase (decrease)	1,781,333	$35,624,991	506,567	$9,964,644	1,062,647	$20,792,806

Shares outstanding:
Beginning of year	986,308		183,787		535,747

End of year	2,767,641		690,354		1,598,394

Small Cap Stock Fund

Transactions in Class A, B and C Shares of the Fund during the six-month period ended April 30, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	514,835	$14,130,763	87,726	$2,298,120	234,311	$6,078,146
Shares issued on reinvestment of distributions	227,691	5,760,572	27,662	659,463	125,021	2,981,754
Shares redeemed	(479,132)	(12,975,869)	(32,686)	(837,129)	(145,245)	(3,705,734)

Net increase	263,394	$6,915,466	82,702	$2,120,454	214,087	$5,354,166

Shares outstanding:
Beginning of year	3,775,529		427,480		1,923,539

End of year	4,038,923		510,182		2,137,626

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	420,332	$11,064,238	63,566	$1,601,552	178,442	$4,458,794
Shares issued on reinvestment of distributions	413,206	10,264,679	45,094	1,068,087	218,535	5,179,139
Shares redeemed	(725,700)	(19,076,421)	(53,526)	(1,319,511)	(299,498)	(7,476,617)

Net decrease	107,838	$2,252,496	55,134	$1,350,128	97,479	$2,161,316

Shares outstanding:
Beginning of year	3,667,691		372,346		1,826,060

End of year	3,775,529		427,480		1,923,539

Heritage Series Trust
Notes to Financial Statements
(unaudited)
(continued)

Technology Fund

Transactions in Class A, B and C Shares of the Fund during the six-month period ended April 30, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	319,398	$2,455,029	55,689	$419,017	145,662	$1,097,199
Shares redeemed	(703,354)	(5,305,273)	(181,556)	(1,357,911)	(345,322)	(2,518,911)

Net increase (decrease)	(383,956)	$(2,850,244)	(125,867)	$(938,894)	(199,660)	$(1,421,712)

Shares outstanding:
Beginning of year	3,499,191		1,386,902		2,141,609

End of year	3,115,235		1,261,035		1,941,949

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	818,774	$8,472,935	270,719	$2,785,449	550,865	$5,407,993
Shares issued on reinvestment of distributions	285,623	3,410,892	110,016	1,303,686	189,764	2,245,762
Shares redeemed	(1,321,545)	(12,448,717)	(388,500)	(3,607,002)	(905,362)	(7,638,307)

Net increase	(217,148)	$(564,890)	(7,765)	$482,133	(164,733)	$15,448

Shares outstanding:
Beginning of period	3,716,339		1,394,667		2,306,342

End of period	3,499,191		1,386,902		2,141,609

Value Equity Fund

Transactions in Class A, B and C Shares of the Fund during the six-month period ended April 30, 2002, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	74,097	$1,360,165	18,672	$337,139	79,126	$1,442,868
Shares issued on reinvestment of distributions	3,001	54,462	—	—	—	—
Shares redeemed	(57,670)	(1,066,935)	(17,758)	(318,949)	(58,303)	(1,056,546)

Net increase	19,428	$347,692	914	$18,190	20,823	$386,322

Shares outstanding:
Beginning of year	773,332		141,760		800,962

End of year	792,760		142,674		821,785

Transactions in Class A, B and C Shares of the Fund during the fiscal year ended October 31, 2001, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	260,292	$5,183,365	111,623	$2,200,874	297,230	$5,872,944
Shares issued on reinvestment of distributions	38,975	741,601	2,860	53,825	34,336	646,202
Shares redeemed	(146,977)	(2,849,355)	(20,722)	(397,594)	(116,257)	(2,246,570)

Net decrease	152,290	$3,075,611	93,761	$1,857,105	215,309	$4,272,576

Shares outstanding:
Beginning of year	621,042		47,999		585,653

End of year	773,332		141,760		800,962

Heritage Series Trust
Notes to Financial Statements
(unaudited)
(continued)

Note 3:
Purchases and Sales of Securities. For the six-month period ended April 30, 2002, purchases and sales of investment securities (excluding repurchase agreements and short term obligations) were as follows:

	Investment Securities
	Purchases	Sales
Aggressive Growth Fund	$90,697,313	$84,647,831
Eagle International Equity Portfolio	19,153,989	21,998,025
Growth Equity Fund	199,503,296	172,976,282
Mid Cap Stock Fund	337,140,709	155,405,649
Small Cap Stock Fund	38,073,465	41,674,173
Technology Fund	43,603,255	49,139,077
Value Equity Fund	11,200,527	11,126,757

Note 4:
Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees’ Fees. Under the Trust’s Investment Advisory and Administrative Agreements with Heritage Asset Management, Inc. (the “Manager”) the Funds, with the exception of the Eagle International Equity Portfolio, agree to pay to the Manager the following annual fee as a percentage of each Fund’s average daily net assets, which is computed daily and payable monthly. Under the Trust’s Investment Advisory and Administrative Agreement for the Eagle International Equity Portfolio, the following management fee is payable to Eagle Asset Management, Inc. (“Eagle”).

	Initial Management Fee	Break Point	Subsequent Management Fee
Aggressive Growth Fund (1)	1.00%	$50 million	0.75%
Eagle International Equity Portfolio (1)	1.00%	$100 million	0.80%
Growth Equity Fund	0.75%	None	—
Mid Cap Stock Fund	0.75%	None	—
Small Cap Stock Fund (1)	1.00%	$50 million	0.75%
Technology Fund (1)	1.00%	$100 million	0.75%
Value Equity Fund	0.75%	None	—
(1)
The Aggressive Growth Fund, Eagle International Equity Portfolio, Small Cap Stock Fund and Technology Fund have a management fee break point. When average daily net assets exceed each Fund’s respective break point, the management fee is reduced to the subsequent management fee on those assets greater than the breakpoint.

The Manager and/or Eagle contractually waived their management fees and, if necessary, will reimburse each Fund to the extent that Class A, B and C Shares annual operating expenses exceeded that Fund’s average daily net assets attributable to that class for the 2002 fiscal year as follows:

	Class A Shares	Class B and Class C Shares
Aggressive Growth Fund	1.60%	2.35%
Eagle International Equity Portfolio (2)	1.90%	2.65%
Growth Equity Fund	1.35%	2.10%
Mid Cap Stock Fund	1.55%	2.30%
Small Cap Stock Fund	1.30%	2.05%
Technology Fund	1.65%	2.40%
Value Equity Fund	1.45%	2.20%
(2)	Eagle Shares for the Eagle International Equity Portfolio have an expense limit of 2.53% for the 2002 fiscal year.

Heritage Series Trust
Notes to Financial Statements
(unaudited)
(continued)

If total Fund expenses fall below the expense limitation agreed to by the Manager and/or Eagle before the end of the years ending October 31, 2004, 2003 and 2002, respectively, each Fund may be required to pay the Manager and/or Eagle a portion or all of the waived management fees for the following funds

	For the Years Ended
	2004	2003	2002
Eagle International Equity Portfolio	$65,344	$87,461	$—
Small Cap Stock Fund	—	49,059	—
Technology Fund	70,106	85,136	—
Value Equity Fund	34,581	71,232	69,913

For the six-month period ended April 30, 2002, the Mid Cap Stock Fund recovered $24,899 of management fees which had been previously waived in the fiscal year ended October 31, 2000.

Eagle has entered into an agreement with Martin Currie, Inc., a New York Corporation, to provide the Eagle International Equity Portfolio investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for an annualized fee payable by Eagle equal to .50% of the Fund’s average daily net assets on the first $100 million of net assets and .40% thereafter without regard to any reduction due to the imposition of expense limitations.

The Manager, an affiliate of Eagle, provides certain administrative services for the Eagle International Equity Portfolio. The Manager receives a fee in the amount of 0.10% from Eagle for performing these administrative services.

The Manager has entered into agreements with Eagle (with respect to the Aggressive Growth Fund, Growth Equity Fund, Mid Cap Stock Fund and the Technology Fund) and with Eagle and Awad Asset Management, Inc. (with respect to the Small Cap Stock Fund) to provide investment advice, portfolio management services including the placement of brokerage orders and certain compliance and other services for a fee payable by the Manager equal to 50% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations.

The Manager has entered into an agreement with Osprey Partners Investment Management, LLC (“Osprey”) to provide to the Value Equity Fund investment advice, portfolio management services including the placement of brokerage orders, and certain compliance and other services for a fee payable by the Manager equal to .32% of the Value Equity Fund’s average daily net assets. Effective May 18, 1999, all of the assets of the Value Equity Fund were allocated to Osprey. Prior to May 18, 1999, the assets of the Fund were managed by Eagle. Eagle will continue to serve as subadviser to the Fund, although there are no assets currently allocated to them.

Total Subadviser fees earned for the six-month period ended April 30, 2002 were as follows.

	Subadviser	Fee Earned
Aggressive Growth Fund	Eagle	$228,923
Eagle International Equity Portfolio	Martin Currie	56,046
Growth Equity Fund	Eagle	475,310
Mid Cap Stock Fund	Eagle	358,499
Small Cap Stock Fund	Eagle/Awad	347,076
Technology Fund	Eagle	124,544
Value Equity Fund	Osprey	50,502

Heritage Series Trust
Notes to Financial Statements
(unaudited)
(continued)

Total front end and contingent deferred sales charges received by Raymond James & Associates, Inc. (the “Distributor”) for the six-month period ended April 30, 2002, were as follows.

	Front-end Sales Charge	Contingent Deferred Sales Charge
	Class A Shares	Class A Shares	Class B Shares	Class C Shares
Aggressive Growth Fund	$78,230	$15	$10,516	$1,085
Eagle International Equity Portfolio	2,785	1,620	776	128
Growth Equity Fund	238,707	4,861	217,661	6,578
Mid Cap Stock Fund	1,027,091	1,500	38,030	7,290
Small Cap Stock Fund	134,572	—	17,781	775
Technology Fund	24,917	—	17,391	603
Value Equity Fund	21,456	693	3,478	462

The Distributor paid sales commission to salespersons from these fees and incurred other distribution costs.

Total agency brokerage commissions paid by the Funds and agency brokers commissions paid directly to the Distributor for the six-month period ended April 30, 2002 were as follows.

	Total Agency Brokerage Commissions	Paid To Raymond James & Associates, Inc.
Aggressive Growth Fund	$231,288	$1,500
Eagle International Equity Portfolio	96,030	—
Growth Equity Fund	615,935	—
Mid Cap Stock Fund	549,651	—
Small Cap Stock Fund	106,203	3,780
Technology Fund	194,086	150
Value Equity Fund	38,134	—

Pursuant to a plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee pursuant to the Class A Shares Distribution Plan of up to .35% of the average daily net assets for the services it provides in connection with the promotion and distribution of Fund shares. However, at the present time the Board of Trustees has authorized payments of only .25% of average daily net assets. Under the Class B Shares, Class C Shares and Eagle Class Shares Distribution Plans, the Trust may pay the Distributor a fee equal to 1.00% of the average daily net assets. Such fees are accrued daily and payable monthly. Class B Shares will convert to Class A Shares eight years after the end of the calendar month in which the shareholder’s order to purchase the Class B Shares was accepted. The Manager, Eagle, Awad Asset Management, Inc. and the Distributor are all wholly owned subsidiaries of Raymond James Financial, Inc.

The Manager also is the Fund Accountant and Shareholder Servicing Agent for the Aggressive Growth Fund, the Growth Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund. In addition, the Manager is the Shareholder Servicing Agent for the Eagle International Equity Portfolio. Shareholder Servicing fees for the Eagle International Equity Portfolio are directly attributable to a specific class of shares. The following table shows the current allocation percent of Shareholder Servicing and actual expenses attributable to each class of shares based on the average daily net assets.

Heritage Series Trust
Notes to Financial Statements
(unaudited)
(continued)

Heritage Series Trust—Eagle International Equity Portfolio

	Shareholder Servicing Fees
	Percent	Actual
Class A Shares	0.17%	$4,169
Class B Shares	0.17%	406
Class C Shares	0.17%	3,673
Eagle Class Shares	0.05%	5,992

Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust and Heritage Income Trust, investment companies that also are advised by the Manager (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds that is not an employee of the Manager or employee of an affiliate of the Manager receives an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees’ fees and expenses are paid equally by each of the Heritage Mutual Funds. For the six-month period ended April 30, 2002, the Funds paid the Trustees an aggregate amount of $72,748 in fees.

Note 5:
Federal Income Taxes.    Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications between paid in capital, undistributed net investment income and accumulated net realized loss accounts are made to reflect income and gains available for distribution under federal tax regulations. Results of operations and net assets are not affected by these reclassifications.

Aggressive Growth Fund:

For the year ended October 31, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment loss and debited paid in capital $979,459. The Fund has a net tax basis capital loss carryforward of $14,426,049 which may be applied against any realized net taxable gains until their expiration date of October 31, 2009.

Eagle International Equity Portfolio:

For the year ended October 31, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency gains and a net operating loss, the Fund credited undistributed net investment loss $438,911, debited accumulated net realized loss $47,971 and debited paid in capital $390,940. The Fund has a net tax basis capital loss carryforward of $5,094,788 which may be applied against any realized net taxable gains until their expiration date of October 31, 2009.

Growth Equity Fund:

For the year ended October 31, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment loss and debited paid in capital $2,556,428. The Fund has a net tax basis capital loss carryforward of $70,943,635 which may be applied against any realized net taxable gains until their expiration date of October 31, 2009.

Mid Cap Stock Fund:

For the year ended October 31, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment loss and debited accumulated net realized gain of $813,391.

Small Cap Stock Fund:

For the year ended October 31, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment loss and debited paid in capital $1,114,259.

Technology Fund:

For the year ended October 31, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund credited undistributed net investment loss and debited paid in capital $1,265,034. The Fund has a net tax basis capital loss carryforward of $64,484,100 which may be applied against any realized net taxable gains until their expiration date of October 31, 2009.

Value Equity Fund:

For the year ended October 31, 2001, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a reclassification of dividends, the Fund credited accumulated net realized gain and debited undistributed net investment income $4,828. The Fund has a net tax basis capital loss carryforward of $7,985 which may be applied against any realized net taxable gains until their expiration date of October 31, 2009.

Heritage Series Trust
Descriptions of Indices

Goldman Sachs Technology Index—is a modified capitalization-weighted index of selected technology stocks.

Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index)—is an unmanaged index that is generally considered representative of international stocks in 47 developed and emerging markets.

Russell 1000 Index—measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index—represents large growth stocks which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index—represents large value stocks which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index—is an unmanaged index comprised of 2,000 small-cap companies which generally involve greater risks with an average market capitalization of $530 million as of June 30, 2001.

Russell 2000 Growth Index—represents small growth stocks which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index—represents small value stocks which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Index—represents stocks which measures the performance of 800 of the smallest Russell 1000 companies. As of May 31, 2001, the median market capitalization was approximately $4.0 billion.

Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index)—is an unmanaged index of 500 widely-held large stocks that are considered representative of the U.S. stock market.

Standard & Poor’s 500/Barra Growth Index—represents large growth stocks with higher price-to-book ratios that encompasses half of the S&P 500 Index total market capitalization.

Standard & Poor’s Mid Cap 400 Index—is an unmanaged index consisting of 400 mid-sized domestic companies chosen for market size, liquidity and industry group representation.

Heritage Family of Funds™

The Intelligent Creation of Wealth

Heritage Money Market Funds

Cash Trust Money Market
Cash Trust Municipal Money Market

Heritage Bond Funds

High Yield
Intermediate Government

Heritage Equity Funds

Aggressive Growth
Capital Appreciation
Eagle International
Growth and Income
Growth Equity
Mid Cap
Small Cap
Technology
Value Equity

Heritage FAMILY OF FUNDS℠

Raymond James & Associates, Inc., Distributor
Member New York Stock Exchange/SIPC
880 Carillon Parkway
St. Petersburg, FL 33716
(727) 573-8143 ▪ (800) 421-4184
www.heritagefunds.com

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

We are pleased that many of you are also investors in these funds. For more complete information, including fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at 800-421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Series Trust. It may also be used as sales literature when preceded or accompanied by a prospectus.

85M AR534155 HST 04/02 Copyright 2002 Heritage Asset Management, Inc.